As filed with the Securities and Exchange Commission on November 20, 1995
                                              1933 Act Registration No. 2-84169
                                              1940 Act File No. 811-3760
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ---------

                                  FORM N-1A
                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933   / /

                       Pre-Effective Amendment No.        / /
                       Post-Effective Amendment No. 17    /X/

                                     and/or

                           REGISTRATION STATEMENT
                  DER THE INVESTMENT COMPANY ACT OF 1940  / /

                        Amendment No. 18                  /X/

                                   ---------

                   G R A D I S O N   G R O W T H   T R U S T
        (Exact Name of Registrant as Specified in Declaration of Trust)

                   580 Walnut Street, Cincinnati, Ohio  45202
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code:  (513) 579-5700

                                                        Copy to:
             Bradley E. Turner , Jr.             Richard M. Wachterman
             Gradison Growth Trust               Gradison Growth Trust
             580 Walnut Street                   580 Walnut Street
             Cincinnati, Ohio  45202             Cincinnati, Ohio  45202
    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

             / /  immediately upon filing pursuant to paragraph (b) of Rule
                   485.

             /X/  on December 19, 1995 pursuant to paragraph (b) of Rule 485.

             / / __ days after filing pursuant to paragraph (a) of Rule 485. on ______________ pursuant to paragraph (a) of Rule 485.


                                   ---------

     Registrant has heretofore registered an indefinite number of shares of beneficial interest, without par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice was filed on May 25, 1995.
===============================================================================

GRADISON GROWTH TRUST

CONTENTS OF POST-EFFECTIVE AMENDMENT

The post-effective amendment to the registration statement of Gradison Growth Trust contains the following documents:

       Facing Sheet

       Contents of Post-Effective Amendment

       Cross-Reference Sheet

       Part A - Prospectus

           Gradison-McDonald International Fund


       Part B - Statement of Additional Information

          Gradison-McDonald International Fund

       Part C - Other Information

           Signature Page

           Exhibits

--------------------------
The currently effective prospectuses and statements of additional information for the following series of the Registrant are not affected by this Amendment:

Gradison-McDonald Growth and Income Fund
Gradison-McDonald Established Value Fund
Gradison-McDonald Opportunity Value Fund.

GRADISON GROWTH TRUST
Cross-Reference Sheet
Pursuant to Item 501(b) of Regulation S-K
Under the Securities Act of 1933

 Form N-1A
Item Number                                  Location in Prospectus
-----------                                  ----------------------
 1.  Cover Page . . . . . . . . . . . . . .  Cover Page of Prospectus
 2.  Synopsis . . . . . . . . . . . . . . .  Expense Summary
 3.  Condensed Financial Information. . . .  Performance Calculations
                                              Financial Highlights
 4.  General Description of Registrant. . .  Cover Page; Investment Objective,
                                              Policies, and Risk Factors;
                                              Foreign Securities; Futures
                                              Transactions; Risk of Futures
                                              and Forward Foreign Currency
                                              Contracts; Low Capitalization
                                              Stocks; Investment Restrictions
                                              and Fundamental Policies;
                                              General Information
 5.  Management of Fund . . . . . . . . . .  Management of the Fund;
                                              Dividends and Distributions
 6.  Capital Stock and Other Securities . .  Cover Page; Dividends and
                                              Distributions; Taxes; General
                                              Information
 7.  Purchase of Securities Being            Purchases and Redemptions; Net
     Offered                                  Asset Value; Optional
                                              Shareholder Services;
                                              Distribution Plan; Management
                                              of the Fund
 8.  Redemption or Repurchase . . . . . . .  Purchases and Redemptions
 9.  Pending Legal Proceedings  . . . . . .  Not applicable

                                             Location in Statement
                                             of Additional Information
                                             -------------------------
10.  Cover Page   . . . . . . . . . . . . .  Cover Page
11.  Table of Contents  . . . . . . . . . .  Table of Contents
12.  General Information and History  . . .  Not applicable
13.  Investment Objectives and Policies . .  Risk Factors and Investment
                                              Techniques; Investment
                                              Restrictions; Portfolio
                                              Transactions and Brokerage;
14.  Management of the Fund . . . . . . . .  Trustees and Officers of the
                                              Trust
15.  Control Persons and Principal
     Holders of Securities  . . . . . . . .  Not applicable
16.  Investment Advisory and Other
     Services   . . . . . . . . . . . . . .  Investment Adviser

17.  Brokerage Allocation and Other
     Practices  . . . . . . . . . . . . . .  Portfolio Transactions and
                                              Brokerage
18.  Capital Stock and Other Securities . .  Description of the Trust
19.  Purchase, Redemption and Pricing of
     Securities Being Offered . . . . . . .  Purchase of Shares; Redemption
                                              of Shares; Net Asset Value
20.  Tax Status . . . . . . . . . . . . . .  Taxes
21.  Underwriters . . . . . . . . . . . . .  Investment Adviser
22.  Calculation of Yield Quotations
      of Money Market Funds . . . . . . . .  Not applicable
23.  Financial Statements . . . . . . . . .  Financial Statements

                                                    INTERNATIONAL
                                                         FUND


Duotone of envelopes and phone

                                                  GRADISON-MCDONALD

                                              Duotone of globe, calculator,
                                              foreign money and clock on
    To find out more about the                desk with tagline "Your Future
                                              Starts Today."
         GRADISON-MCDONALD

        INTERNATIONAL FUND

   or other funds in the family



               CALL

          1-800-869-5999


             OR WRITE


   Gradison-McDonald Mutual Funds

         580 Walnut Street

       Cincinnati, Ohio 45202




         GRADISON-MCDONALD

The investment return and value of an
investment in the Fund will fluctuate
so that an investor's share, when
redeemed. may be worth more or less               P R O S P E C T U S
than the original cost. McDonald &
Company Securities, Inc. - Distributor

                                                   DECEMBER 19, 1995

SIGNIFICANT FEATURES

Professional Management

Portfolio Diversification

Distributions Paid in Additional Shares or Cash

Daily Liquidity at Net Asset Value

$1,000 Minimum Initial Investment

$50 Minimum Additional Investment

Individual Retirement Accounts


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS DECEMBER 19, 1995


                                 INTERNATIONAL
                                      FUND





                         A COMMON STOCK FUND INVESTING
                         IN NON-UNITED STATES COMPANIES



The Gradison-McDonald International Fund ("Fund") is a diversified series of the Gradison Growth Trust, an open-end management investment company. The Fund seeks growth of capital. The Fund invests primarily in a diversified portfolio of common stocks of non-United States companies. McDonald & Company Securities, Inc., ("McDonald" or the "Adviser") is the investment adviser for the Fund. Blairlogie Capital Management ("Blairlogie"), is the investment sub-adviser of the Fund ("Portfolio Manager"). The Gradison Division of McDonald ("Gradison") acts as transfer agent of the Fund. INVESTING IN FOREIGN SECURITIES PRESENTS SPECIAL RISKS AND INVESTING IN EMERGING MARKET COUNTRIES PRESENTS ADDITIONAL RISKS. SEE "INVESTMENT OBJECTIVE, POLICIES, AND RISK FACTORS" AND "FOREIGN SECURITIES" IN THIS PROSPECTUS.

This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated December 19, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request without charge from the Fund by calling the phone numbers provided there.

For all information (including purchases, redemptions, and most recent share price), call 579-5000 from Cincinnati, Ohio or 1-800-869-5999 toll free.

Shares of the Fund are not deposits or obligations of any credit union or other depository institution and are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.


Graphic of man on the phone

                                 1-800-869-5999

TABLE OF CONTENTS

Expense Summary                                       2

Financial Highlights                                  3

Investment Objective Policies and Risk Factors        4

Foreign Securities                                    6

Futures Transactions                                  7

Forward Foreign Currency Contracts

Risks of Futures and Forward Foreign                  8
Currency Contracts

Low Capitalization Stocks                             9

Investment Restrictions and Fundamental Policies      9

Purchases and Redemptions                            10

Dividends and Distributions                          11

Taxes                                                11

Net Asset Value                                      12

Optional Shareholder Services                        12

Management of the Fund                               13

Performance Calculations                             15

Individual Retirement Accounts                       15

General Information                                  15

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load on purchases            None
                                           ====
================================================
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)*
Management Fees (after waiver)              .35%
12b-1 Fees                                  .50%
Other Expenses                             1.15%
                                           -----
TOTAL FUND OPERATING EXPENSES              2.00%
                                           =====
================================================

The Fund is sold without a front-end or back-end sales charge. The Fund pays an annual asset based distribution fee of .25% and service fee of .25% of net assets. As a result of the distribution fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers. However, in order for a Fund investor to exceed the maximum permitted front-end sales charge, a continuous investment in the Fund for 25 years would be required.


*Since the Fund has not yet been in operation for a full year, the "other expenses" category is an estimate. The "management fee" category would be 1.00% absent fee waiver by the Adviser. It is estimated that the total expenses of the Fund absent waiver by the Adviser would be 2.65%. The fee waiver and expense reimbursement will be in effect through August 1, 1996 and may be continued thereafter. For further information about fee waiver and expense reimbursement, see "Management of the Fund."


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about Fund expenses, see "Purchases and Redemptions," and "Management of the Fund.")

Example: You would pay the following expenses on a $1,000 investment assuming a 5% annual return* and redemption at the end of each period:

                 1 Year     |     3 Years
                   $20      |       $63

The 5% annual return is a standardized rate prescribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The table below summarizes the financial highlights of the Fund's operations from the date of public offering, May 31, 1995, through September 30, 1995. The information is expressed in terms of a single share outstanding throughout the period and has not been audited.

                                                              FROM MAY 31, 1995* TO
                                                               SEPTEMBER 30, 1995
Net asset value at beginning of period                               $  15.000
                                                                     ---------
Income from investment operations:
 Net investment income                                                    .118
 Net realized and unrealized gain (loss) on investments                  (.102)
                                                                     ---------
Total income from investment operations                                   .016
                                                                     ---------
Distributions to shareholders                                                -
                                                                     ---------
Net asset value at end of period                                     $  14.984
                                                                     =========

Total return (1)                                                         (.13%)
                                                                    =========
Ratios/Supplemental data:
Net assets at end of period (in millions)                            $  10.2
Ratios net of fees waived by the adviser (2)(3):
 Ratio of expenses to average net assets                                 0.92%
 Ratio of net investment income to average net assets                    4.81%
Ratios assuming no adviser waiver of fees (2)(3):
 Ratio of expenses to average net assets                                 3.80%
 Ratio of net investment income to average net assets                    1.93%
Portfolio turnover rate                                                  0.00%
====================================================================================

(1) Total return represents the actual return over the period and has not been annualized.
(2) The adviser absorbed expenses of the Fund through waiver of fees.
(3) Annualized.

*Date of public offering



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3

                                 1-800-869-5999

INVESTMENT OBJECTIVE
POLICIES AND RISK FACTORS



The investment objective of the Fund is growth of capital. In pursuing this objective, the Fund invests primarily in a diversified portfolio of common stocks of non-United States companies. The Fund will invest in both "emerging market" countries and more developed countries. The Fund generally will invest approximately 30% of its assets in the securities of issuers in emerging market countries and such investments will normally be in securities of more than three different countries. However, between monthly rebalancing of the Fund between securities of emerging and developed countries, the percentage of the Fund's assets invested in emerging countries could temporarily exceed 30% of the Fund's assets as a result of market appreciation or purchase of such securities. At any time, the Fund's investment in securities of emerging market countries may constitute less than 30% of the Fund's assets. Some of the countries considered to be emerging market countries and in which investments may be made are:

         Argentina                Mexico
         Brazil                   Pakistan
         Chile                    Peru
         China (Hong Kong)        Philippines
         Colombia                 Portugal
         Greece                   South Korea
         India                    Sri Lanka
         Indonesia                Taiwan
         Jordan                   Thailand
         Malaysia                 Turkey
                                  Venezuela

For purposes of allocating the Fund's investments, a company will be considered to be located in a country based on the following criteria: the country in which the company is domiciled, the country in which it is primarily traded, the country from which it derives a significant portion of its goods or where its services are produced.

The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to various countries to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price-to-earnings ratios and price-to-book ratios (value factors). This two-level screening method identifies what the Portfolio Manager believes are undervalued securities for purchasing as well as provides a sell discipline for securities the Portfolio Manager believes are fully valued. In selecting securities, the Portfolio Manager considers, to the extent practicable, and on the basis of information available to it for research, a company's environmental business practices.

Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to increase yield. Such foreign currency transactions may include forward foreign currency contracts and currency exchange transactions on a spot (i.e., cash) basis. See "Forward Foreign Currency Transactions" in this Prospectus.

The Fund may purchase and sell stock index futures contracts. See "Futures Transactions" in this Prospectus and "Risk Factors and Investment Techniques -- Futures and Currency Strategies" in the Statement of Additional Information for more information.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a description of these risks, see "Foreign Securities" in this Prospectus.

The Fund will invest primarily (normally at least 65% of its assets) in common stock of non-United States companies. The Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high-quality debt securities (the maturity or remaining maturity of which will not exceed five years) and money market obligations (issued by U.S. and foreign issuers and that are denominated in U.S. dollars or foreign currency), and in cash to provide for payment of the Fund's expenses and to permit the Fund to meet redemption requests. The Fund may temporarily not be invested primarily in equity securities after receipt of significant new monies. The Fund may temporarily not contain the number of stocks in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.


It is the policy of the Fund to normally be as fully invested in common stock as practicable at all times and to invest in securities of more than three different countries other than the United States. The Fund does not intend to attempt to "time" the market. Accordingly, investors in the Fund bear the risk of general declines in stock prices, and bear any risk that the Fund's exposure to such declines will not be lessened by investment in fixed income securities. However, for temporary defensive purposes, such as when the Portfolio Manager believes that the market for non-United States equity securities is extremely unfavorable, the Fund may invest an unlimited portion of its assets in U.S. government debt securities and money market obligations issued by U.S. issuers.


For more detailed information on the investment techniques which the Fund may utilize, as well as information on the types of securities in which the Fund may invest, including information on U.S. Government securities, corporate debt securities, variable and floating rate securities, preferred stocks, convertible bonds, repurchase agreements, securities purchased on a when-issued or firm-commitment basis, warrants, and lending of portfolio securities, see the Statement of Additional Information.

There can be no assurance that the Fund will achieve its investment objective. The Fund is subject to the risk of changing economic, business, and other financial conditions. As with any security, the risk of loss is inherent in investment in shares of the Fund. Because the market value of the Fund's investments will change, the net asset value per share of the Fund will also vary.


The securities in which the Fund invests and the investment techniques that may be used by the Fund all have attendant risks of varying degrees. With respect to common stock, there can be no assurance of capital appreciation and there is a risk of market decline. With respect to fixed income securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. In addition, the value of fixed income securities generally rises and falls inversely with interest rates, and the longer the maturity of the security, the more volatile it may be in terms of changes in value.



The Fund's portfolio will be managed without restriction as to portfolio turnover, except as is imposed on its ability to engage in short-term trading by provisions of the federal tax laws. It is anticipated that the annual rate of portfolio turnover will not exceed 150%. A high rate of turnover will increase the transaction costs of the Fund (securities commissions and indirect transaction costs for fixed income securities) and may result in greater taxable distributions. See "Taxes" in the Prospectus and "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


Information about the types of securities in which the Fund may invest:

COMMON STOCKS

Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the

Graphic of man on the phone

                                 1-800-869-5999
company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

CONVERTIBLE SECURITIES AND WARRANTS

The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).


FIXED INCOME SECURITIES

Fixed income securities represent debt or preferred stock of the issuer on which a fixed amount of interest is paid. The price of a bond or preferred stock fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


ILLIQUID SECURITIES

The Fund may invest in illiquid securities. However, the Fund may not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which are illiquid if, as a result of such investment, more than 15% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities.

These percentage restrictions set forth above do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Portfolio Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

FOREIGN SECURITIES

The Fund may invest directly in foreign equity securities; U.S. dollar or foreign currency denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs"). ADRs are dollar denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs and GDRs are receipts similar to ADRs. EDRs are issued and traded in Europe, and GDRs are issued and traded in several international financial markets.

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include changes in foreign exchange rates affecting the value of securities denominated or quoted in currencies other than the U.S. dollar; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors; wage and price controls, or imposition of trade barriers and other protectionist measures; political instability; potential restrictions on the flow of international capital; reduced levels of publicly available information concerning issuers; and reduced levels of governmental regulation of foreign securities markets. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions in foreign securities may involve greater time from the trade date until the settlement date than for domestic securities transactions, and may involve the risk of possible losses through the holding of securities by custodians and in securities depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investment.

FUTURES TRANSACTIONS

The Fund may purchase and sell stock index futures contracts (1) in order to attempt to reduce the overall investment risk in its portfolio ("hedging") or
(2) to enhance yield. The use of stock index futures contracts for non-hedging purposes may be considered speculative. For example, the Fund may purchase stock index futures contracts, in lieu of investing in individual stocks, in order to maintain liquidity, because the Portfolio Manager has not yet selected the individual securities in which to invest, or because the stock index future presents a more favorable investment than investment in individual securities. There can be no assurance that these hedging or yield enhancement efforts will succeed. For more information regarding stock index futures contracts, see "Risk Factors and Investment Techniques -- Futures and Currency Strategies" in the Statement of Additional Information.

To the extent that the Fund enters into futures contracts other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin required to establish those positions will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This limitation does not limit the percentage of the Fund's assets at risk to 5%. The Fund may enter into futures contracts only to the extent that obligations under such contracts represent not more than 20% of the Fund's assets. These

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7

                                 1-800-869-5999
guidelines may be modified by the Trust's Board of Trustees without a shareholder vote.

The Fund will only enter into stock index futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund may trade futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and of any domestic futures exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Margin deposits for foreign futures transactions may not be provided the same protections as deposits provided in respect of transactions on U.S. futures exchanges. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate.

Futures contracts constitute "derivative" instruments. Derivative instruments are instruments the value of which is determined by the movement in value of other securities.

FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may purchase and sell forward currency contracts to attempt to manage its foreign currency exchange rate exposure.

For example, the Fund may use forward contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. If the Fund owns securities denominated in a foreign currency and the Portfolio Manager believes that this currency will decline relative to another currency, the Fund might enter into a forward contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. The Fund might also use two forward contracts (one exchanging the first foreign currency into U.S. dollars and the second exchanging U.S. dollars into the second foreign currency) to accomplish the same purpose. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.

RISKS OF FUTURES AND FORWARD
FOREIGN CURRENCY CONTRACTS

Although the Fund might not employ any of these instruments, its use of futures and forward contracts would involve certain investment risks and transaction costs to which it might otherwise not be subject. These risks include: (1) dependence on the Portfolio Manager's ability to predict fluctuations in the general securities markets or appropriate market sector and movements in currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts or futures contracts and the movements in the price of the currency or security hedged or used for cover;
(3) the fact that the skills and techniques used to trade futures contracts or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular futures contract at any particular time; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with its use of these instruments; and (6) the possible need to defer closing out of certain futures contracts and forward currency contracts in order to qualify or continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Taxes" in the Fund's Statement of Additional Information. If the Portfolio Manager incorrectly forecasts securities market movements or currency exchange rates in utilizing a strategy for the Fund, the Fund would be in a better position if it had not hedged at all. If the Fund attempts to hedge securities it owns by sale of a futures contract which is not composed of the same securities as those owned, there is a greater risk that the hedge will not be successful. There can be no assurance that the Fund's hedging or yield enhancement strategies will succeed.

LOW CAPITALIZATION STOCKS

The Fund may invest in the common stock of companies with market capitalization of less than $500 million. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than are customarily associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a foreign securities exchange. As a result, the disposition by the Fund of securities to meet redemptions may require the Fund to sell these securities at a disadvantageous time, or at disadvantageous prices, or to make many small sales over a lengthy period of time.

INVESTMENT RESTRICTIONS AND
FUNDAMENTAL POLICIES

The Fund is subject to investment restrictions that are described more fully in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of the Fund are "fundamental policies" of the Fund, which means that they may not be changed without a vote of a majority of the outstanding voting securities of the Fund. All other investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. Shareholders will be notified of material changes. The vote of a majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

A brief description of some of the fundamental investment restrictions follows. The Fund will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities. The Fund will not, with respect to 75% of its assets, invest in more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding

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                                 1-800-869-5999
voting securities, except that this restriction does not apply to U.S. Government securities. The Portfolio will not concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to U.S. Government securities. The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, such as to facilitate redemptions, up to 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). This borrowing may be unsecured or secured. The Fund may, in connection with permissible borrowings, transfer as collateral, securities owned by the Fund.

PURCHASES AND REDEMPTIONS
HOW TO PURCHASE SHARES

You may purchase shares of the Fund by bringing or mailing funds to Gradison, McDonald, or the Fund. Checks should be made payable to the order of "Gradison-McDonald International Fund" and should be accompanied by your account name, and account number if one has been assigned. A completed Account Information Form must accompany or precede the initial purchase. The minimum investment required to open an account in the Fund, including Individual Retirement Accounts, is $1,000 and additional investments must be at least $50. These minimums may be waived for certain group purchases. The $1,000 minimum initial investment is waived while an Automatic Investment Plan of at least $50 per month is in effect. Purchase orders become effective when the Fund receives the necessary information about your account and provision for payment has been made.

HOW TO REDEEM SHARES

You may redeem Fund shares without charge by sending a signed redemption request to the Fund identifying the account name and number and the number of shares or dollar amount to be redeemed. You may redeem shares by telephone and have the proceeds of your redemption mailed to the address on the Fund's records.


The Fund normally makes payment for redeemed shares within one business day and, except in extraordinary circumstances, within seven days after receipt of a properly executed redemption request. The Fund may delay payment for the redemption of shares where the shares were purchased with a personal check (or any other method of payment subject to collection), but only until the purchase payment has cleared, which may be up to 15 days from the day the purchase payment is received by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire or other immediately available funds. Shareholders may make special arrangements for wire transfer of redemption proceeds by contacting the Fund in advance of a share redemption.


TRANSACTIONS THROUGH GRADISON
AND MCDONALD

Investors who maintain brokerage accounts with Gradison or McDonald may purchase or redeem Fund shares without incurring any fees. The Fund may agree to modify or waive its purchase and redemption procedures or requirements in order to facilitate these transactions. No such modification or waiver will result in an investor being assessed a fee by the Fund in connection with any purchase or redemption of shares.

ADDITIONAL PURCHASE AND
REDEMPTION INFORMATION

All purchase and redemption information and authorizations (except those effected by Gradison or McDonald) should be mailed or delivered to Gradison-McDonald Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

All purchases and redemptions are made at the net asset value per share next calculated after receipt of a purchase order (and provision for payment has been made) or a valid redemption request. Share certificates are not issued. Account transactions are reported on periodic statements. The Fund reserves the right to redeem shares in any account if the value of that account falls below $500. However, shareholders will be given notice and 60 days to increase the value to at least the minimum amount.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. If such an occasion were ever to occur, you can make a redemption request in writing (by mail or personally delivered) to the Fund's offices. Shareholders who have brokerage accounts with Gradison or McDonald can request that their Investment Consultant arrange the redemption. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.

The Fund, and McDonald, and their officers and employees will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, in the view of the Securities and Exchange Commission, the Fund may be liable for any losses resulting from unauthorized instructions. Telephone transactions are available to all shareholders as a standard service.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income of the Fund, any net capital gains (net profits on the sale of portfolio securities and from certain futures transactions, less any available capital loss carryovers), and any net gains from foreign currency transactions realized by the Fund will be distributed to shareholders at least annually. Additional distributions are sometimes necessary to meet tax requirements. The record and distribution dates for income dividends and capital gain distributions will be as determined by the Board of Trustees. Unless you direct otherwise, all income dividends and capital gain distributions from the Fund are automatically paid in additional shares of the Fund at the net asset value for such shares on the payment date.

TAXES

The Fund intends to distribute to shareholders substantially all of its net investment income and net capital and foreign currency gains. All dividends and capital gains are taxable to shareholders whether they are paid in shares or received in cash, except as to shareholders who are exempt from taxation or entitled to tax deferral. Dividends derived from net investment income and distributions of any net realized short-term capital gains and any net realized gains from certain foreign currency transactions are taxable to shareholders as ordinary income. Long-term capital gains distributions are taxable as such regardless of how long shares of the Fund have been held.

Special rules may apply if the Fund invests in certain foreign companies, the bulk of the gross income of which is derived from investment activity, or at least half of the assets of which are investment assets (such companies are classified under the Code as passive foreign investment companies ("PFICs")). Pursuant to these rules, among other things, (i) the Fund may be subject to federal income tax (and an interest charge) on distributions from, or on the gain from the sale of the stock of, such foreign companies, even though the Fund distributes the corresponding income to shareholders and (ii) gain from the sale of the stock of such foreign companies may be treated as ordinary income. For a further discussion of these special rules, including certain tax elections that may be available, see the Statement of Additional Information under "Taxes."


Shareholders of the Fund who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Fund. If, at the end of the fiscal year of the Fund, more than 50% of the value of the Fund's total assets is represented by stock or securities of foreign corporations, the Fund may


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                                 1-800-869-5999
make an election permitted by the Code to treat certain foreign taxes it paid as having been paid by its shareholders. In this case, shareholders who are U.S. citizens or residents, or U.S. corporations may claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns, subject to certain rules and limitations. If the Fund does not make the election, shareholders will not claim the foreign tax credit or deduction, but the dividends they receive and report as income will be net of such foreign tax paid by the Fund. The Fund will not make this election for the tax year ending December 31, 1995.


The foregoing is only a summary of some important generally applicable Federal income tax provisions in effect as of the date of this Prospectus; see the Statement of Additional Information for further information. There may be other Federal, state, or local tax considerations applicable to a particular investor. Each year, shareholders will be notified of the amount and Federal tax status of all distributions paid during the prior year.

NET ASSET VALUE

The net asset value of the shares of the Fund is generally calculated once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern time) on each day that the Exchange is open. The net asset value per share of the Fund, which is the price at which shares are purchased and redeemed, is computed by dividing the value of the Fund's net assets (assets minus liabilities) by the number of shares outstanding of the Fund. Securities owned by the Fund are generally valued on the basis of market quotations, including prices provided by pricing services.


The value of portfolio securities that are traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation (or as of 4:00 P.M. Eastern time, if that is earlier). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. When market quotations for futures positions held by the Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available are valued at fair value determined by or under the direction of the Trust's Board of Trustees. It is possible that the calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 P.M. Eastern time, and at other times, may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the Fund's management and approved in good faith by or under the direction of the Board of Trustees.


OPTIONAL SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

You may arrange for a fixed amount of money to be transferred on a regular automatic basis from your bank or other depository account to your Fund account. For additional information, obtain the Gradison-McDonald Automatic Investment Plan form from the Fund.

DISTRIBUTION OPTIONS

You may elect (on the Account Information Form) to automatically receive cash payments of dividends and/or capital gain distributions. (For this purpose, short-term capital gain distributions are considered dividends.) You may change or terminate this election at any time by written notice to the Fund.

AUTOMATIC PAYMENT PLAN

If your account has a value of at least $10,000, you may elect (on the Account Information Form) to have

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
monthly or quarterly payments of a specified amount (but not less than $50) mailed to you or anyone specified on the form. You may change or terminate this election at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the exact date specified, the Plan should not be utilized for time-sensitive payments. Investors utilizing the Automatic Payment Plan should be aware that each payment constitutes a redemption for tax purposes.

EXCHANGES

Shares of the Fund may be exchanged, without administrative fees, for shares of any Gradison-McDonald funds and for shares of certain Federal and Federal/Ohio tax-free or municipal income money market funds. You may request exchanges by telephoning or writing the Fund. Before making an exchange, you should read the prospectus of the fund in which you desire to invest which is available upon request. An exchange may not be made from the Fund to the fund in which you desire to invest unless the shares of such fund are registered for sale in the state in which you reside. Exchanges of Fund shares for shares of funds sold subject to a sales charge will be subject to such sales charge, except to the extent that a sales charge has previously been paid in connection with the shares or the shareholder is exempt from the sales charge. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' written notice, except that no notice shall be required under certain circumstances provided for by rules of the Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Trust's Board of Trustees is responsible for the direction and supervision of the Fund's operations. Subject to the authority of the Board of Trustees, McDonald is responsible for providing advice and guidance with respect to the Fund and for managing, either directly or through others, the Fund's investments, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund. McDonald, a wholly owned subsidiary of McDonald & Company Investments, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114, is an investment adviser and a securities broker-dealer. McDonald, including Gradison, has served as an investment adviser to investment companies since 1976.

The Fund pays the Adviser a fee of 1.00% of the first $100 million of the Fund's average daily net assets, .90% of the next $150 million, .80% of the next $250 million and .75% of net assets in excess of $500 million for acting as its investment adviser. McDonald has engaged Blairlogie as Portfolio Manager for the Fund pursuant to a Portfolio Management Agreement, and McDonald compensates Blairlogie from its advisory fee at the rate of .80% of the first $25 million of average daily net assets, .70% of the next $25 million, .60% of the next $50 million, .50% of the next $150 million, and .40% of assets in excess of $250 million. Under the Portfolio Management Agreement, the Portfolio Manager has full investment discretion and makes all determinations respecting the purchase and sale of the Fund's securities and other investments.

James Smith is primarily responsible for the day-to-day portfolio management of the Fund. Mr. Smith is the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, the Americas and in currency and derivatives. Mr. Smith has been Director and Chief Investment Officer of Blairlogie since its inception in November 1992. He previously served as a senior portfolio manager at Murray Johnstone in Glasgow, Scotland (from October 1989 to November 1992), where he was responsible for international investment management for North American clients and at Schroder Investment Management in London. Mr. Smith

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
received his bachelor's degree in Economics from London University and his M.B.A. from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.


Blairlogie manages the Blairlogie Emerging Markets Fund and the Blairlogie International Active Fund. Blairlogie is a Scottish investment management firm, organized as a limited partnership. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of Pacific Mutual Life Insurance Company ("PFAMCo"). Blairlogie is organized as a U.K. limited partnership with two general partners and one limited partner. The general partners are PIMCO Advisors ("PIMCO") which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is PFAMCo, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed that PIMCO will acquire one-fifth of its 25% interest annually, beginning December 31, 1997. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 1995, in excess of $500 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the Securities and Exchange Commission of the United States and the Investment Management Regulatory Organization of the United Kingdom. PFAMCo and its affiliates own a substantial interest in PIMCO and indirectly hold a major interest in PIMCO Partners, G.P., the general partner of PIMCO.


Gradison acts as the Fund's transfer agent, dividend disbursing agent, and accounting services provider. For providing such services, Gradison receives an annual fee of $19.25 per non-zero balance shareholder account plus out-of-pocket costs for acting as transfer agent and dividend disbursing agent and an accounting services fee of .045% of the first $100 million of average daily net assets, .030% of the next $100 million of average daily net assets and .015% of average daily net assets in excess of $200 million, with a minimum fee of $60,000 per year. Gradison's address is 580 Walnut Street, Cincinnati, Ohio 45202.

All expenses not specifically assumed by the Adviser, the Portfolio Manager, Distributor, or transfer agent and incurred in the operation of the Fund are borne by the Fund. These expenses include expenses for the cost of preparing and printing prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; registration, filing and similar fees; legal expenses, auditing expenses; taxes and other fees; brokers' commissions chargeable to the Fund in connection with securities transactions; expenses of Trustees who are not affiliated with the Adviser; charges and expenses of any transfer and dividend disbursing agent, registrar, custodian or depository appointed by the Fund; expenses of shareholders' and Trustees' meetings; and fees and other expenses incurred by the Fund in connection with its membership in any organization. The Fund reimburses the Adviser for all costs, direct and indirect, which are fairly allocable to services performed by the Adviser's employees for which the Fund is responsible.

McDonald may, from time to time, agree to waive the receipt of management fees from the Fund and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets. Waiver and reimbursement arrangements, which may be terminated at any time after August 1, 1996, without notice, will increase the Fund's return. If McDonald discontinues a waiver or reimbursement arrangement, the Fund's expenses will increase and its return will be reduced. McDonald retains the ability to be repaid by the Fund for fees waived and expenses reimbursed if expense ratios fall below the specified limit prior to the end of the fiscal year. McDonald may waive or reimburse fees in a greater amount than is required by an applicable fee waiver arrangement. Until August 1, 1996, McDonald has agreed to limit Fund expenses to 2.00% of its net assets, excluding extraordinary items.

Under the terms of a distribution plan and agreement adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays to McDonald as Distributor a service fee at the annual rate of .25% of the average daily net assets of the Fund and a distribution fee in the same additional amount for a total payment of .50% annually. Such fees are calculated on a daily basis and paid to the Distributor monthly. The service fee is paid as compensation to the Distributor for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. The distribution fee is paid to the Distributor for general distribution services and as compensation for selling shares of the Fund. The Distributor may use the fees to make payments to authorized dealers, including Gradison and McDonald, for providing these services to Fund shareholders.

PERFORMANCE CALCULATIONS

From time to time the Fund's "total return" may be presented in advertisements. THE TOTAL RETURN FIGURE IS AN HISTORICAL FIGURE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return of the Fund refers to the average annual compounded rate of return over specified time periods (which periods will be stated in the advertisement) that would equate an initial amount of money invested in the Fund at the beginning of a stated period to the ending redeemable value of the investment. The calculations of total return assume the payment of all dividends and other distributions in additional Fund shares.


The total return of the Fund may be presented in different ways. One calculation will show the average annual compounded rate of return over an indicated period that would equate an initial amount of money invested in the Fund at the beginning of a stated period to the ending value of the investment. Another calculation will show the aggregate total return over an indicated period by dividing the change in value during the period by the initial amount of the investment. Advertisements may also include figures (sometimes depicted in graphs) reflecting the value of a specified amount of money invested in the Fund over various time periods and comparison of the Fund's performance to the performance of stock indices such as the S&P 500 or indices of foreign securities. The Fund may also advertise performance rankings assigned to it by organizations which evaluate mutual fund performance such as Lipper Analytical Securities Corp. It may also advertise "ratings" assigned to it by organizations such as Morningstar, Inc. The Fund's Annual Report to Shareholders contains additional performance information and will be made available without charge.


INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Fund may be purchased in conjunction with an Individual Retirement Account ("IRA"), which permits exchange privileges with Gradison-McDonald mutual funds (see "Exchanges") and which may also be used with a Gradison or McDonald self-directed brokerage account. Detailed information concerning IRA accounts is available from the Fund by calling the phone numbers listed on the first page of this Prospectus.

GENERAL INFORMATION

The Fund is a series of the Gradison Growth Trust, which is an Ohio business trust organized under the laws of the State of Ohio by a Declaration of Trust dated May 31, 1983. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. Shareholder inquiries should be directed to the phone numbers or address of the Fund listed on the first page of this Prospectus.


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GRADISON GROWTH TRUST

Gradison-McDonald International Fund

--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL

INFORMATION

--------------------------------------------------------------------------------

For information, call:
579-5700 from Cincinnati, Ohio

Toll free (800) 869-5999 from outside Cincinnati

Information may also be obtained from the Trust at:
580 Walnut Street
Cincinnati, Ohio  45202

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated December 19, 1995, which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Trust at the above address or by calling the phone numbers provided above.

The date of this Statement of Additional Information is December 19, 1995.

CONTENTS
==============================

RISK FACTORS AND INVESTMENT
TECHNIQUES......................  3     Investment Objective, Policies  and
                                        Risk Factors; Foreign Securities;
                                        Forward Foreign Currency
                                        Transactions; Risks of Futures and
                                        Forward Currency Transactions; Low
                                        Capitalization Stocks

INVESTMENT RESTRICTIONS........  19     Investment Restrictions and
                                        Fundamental Policies

PURCHASE OF SHARES.............  22     Purchase and Redemptions

REDEMPTIONS OF SHARES..........  22     Purchase and Redemptions

EXCHANGES......................  23     Optional Shareholder Services

TAXES..........................  24     Taxes

NET ASSET VALUE................  30     Net Asset Value

PORTFOLIO TRANSACTIONS AND
BROKERAGE......................  31

INVESTMENT ADVISER.............  33     Management of the Fund

TRUSTEES AND OFFICERS
OF THE TRUST...................  38

DESCRIPTION OF THE TRUST.......  41     General Information

INVESTMENT PERFORMANCE.........  44     Calculation of Performance Data

CUSTODIAN......................  45

ACCOUNTANTS....................  45

LEGAL COUNSEL..................  45

FINANCIAL STATEMENTS...........         After Page

SALES BROCHURE MATERIAL........         After Financial Statements

                              INTRODUCTION

This Statement of Additional Information is designed to elaborate upon the discussion in the Prospectus. The investment objective and policies of the Fund are described in the Prospectus. The more detailed information contained herein is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund.

                  RISK FACTORS AND INVESTMENT TECHNIQUES

U. S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury, and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration ("FHA") debentures). With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

CORPORATE DEBT SECURITIES

The Fund may invest in short-term corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may also be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

PREFERRED STOCKS

The Fund may invest in preferred stocks. Preferred stock is a form of equity ownership in a publicly held corporation. The dividend on a preferred stock is a fixed payment. In these securities, the firm is not legally bound to pay the dividend. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuing company. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert it to common stock.

CONVERTIBLE BONDS

The Fund may invest in convertible bonds. A convertible bond can be exchanged for a specified amount of common stock in the issuing firm. The amount of common stock that can be acquired is determined by the conversion ratio of the convertible bond. Convertible bonds offer the relatively safe income of a bond as well as the opportunity for capital gains should the price of the stock increase. The risk associated with convertible bonds is that they tend to be subordinated debentures, which have a somewhat residual claim on the firm's income and assets in the case of liquidation.

VARIABLE AND FLOATING RATE SECURITIES

The Fund may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

COMMERCIAL PAPER

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of U.S. dollar-denominated obligations of domestic issuers, or, foreign currencydenominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's Investor's Services, Inc. ("Moody's") or "A-1" or "A-2" or better by Standard & Poor's Corporation ("S&P"), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Portfolio Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

REPURCHASE AGREEMENTS

If the Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed-upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

Under the Investment Company Act of 1940, as amended ("1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Portfolio Manager to the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. The Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Fund enters into repurchase agreements.

The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund. If the seller should become bankrupt or default on its obligations to repurchase the securities, the Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. The Fund also might incur disposition costs in connection with liquidating the securities.

BORROWING

The Fund may borrow for temporary extraordinary or emergency purposes subject to the limits described in the Prospectus. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

The Fund may enter firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. The Fund may purchase new issues of securities on a "when-issued" basis. Such transactions may be entered into, for example, when the Portfolio Manager anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.


The Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities. However, the Fund may not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which are illiquid if, as a result of such investment, more than 15% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities.

With respect to private placements, which are generally subject to legal or contractual restrictions on resale, if an exemption from registration under the Securities Act of 1933 is not available, registration may be required to dispose of the security. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

These percentage restrictions set forth above do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Portfolio Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

BANK OBLIGATIONS

The Fund may invest in bank obligations. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. The Fund may also hold funds on deposit with its custodian or sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which are (i) not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund may also invest in certificates of deposit and other obligations of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Fund limits its investments in foreign bank obligations to United States dollar- or additionally, foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches, or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Portfolio Manager, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest. Subject to the Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments; that their obligations may be less marketable than comparable obligations of U.S. banks; that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; that foreign deposits may be seized or nationalized; that foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

FUTURES AND CURRENCY STRATEGIES

GENERAL

    The Fund is permitted by its investment restrictions to purchase and sell interest rate futures contracts, stock index futures contracts, other financial futures contracts, and options thereon, and forward currency contracts. The Fund is also permitted by its investment restrictions to purchase and sell options on securities, indices and currencies. However, the Fund has no present intention of purchasing or selling any of these instruments other than stock index futures contracts and forward currency contracts. The Fund will supplement its Prospectus or this Statement of Additional Information if the Fund intends to purchase or sell any of these other instruments.

SPECIAL RISKS OF FUTURES AND CURRENCY STRATEGIES

The use of futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1) Successful use of most of these instruments depends upon the Portfolio Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Portfolio Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Portfolio Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in futures and forward contracts. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) Stock index futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (a) other complex foreign political, legal and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures on margin requirements than in the United States and (e) lesser trading volume.

STOCK INDEX FUTURES CONTRACTS

The Fund may purchase and sell stock index futures contracts (1) in order to attempt to reduce the overall investment risk in its portfolio or (2) to enhance yield. For example, the Fund may purchase stock index futures contracts, in lieu of investing in individual stocks, in order to maintain liquidity, because the Portfolio Manager has not yet selected the individual securities in which to invest, or because the stock index futures contract presents a more favorable investment than investment in individual securities. The Fund only will enter into futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity.

An index futures contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the futures contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times the futures contract is outstanding.

Futures contracts usually are closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

"Margin" is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the Fund's performance under the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be modified significantly from time to time by the exchange during the term of the futures contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the futures contract will be made on a daily basis as the price of the underlying index fluctuates making the futures contract more or less valuable, a process known as marking-to-market.

The prices of futures contracts are volatile and are influenced, among other things, by actual, and anticipated changes in individual security prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures markets are subject to daily variation margin calls and might be compelled to liquidate futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FORWARD CURRENCY CONTRACTS

A forward contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

The Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds securities denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds securities denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund will enter into such forward contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Trust's Board of Trustees.

The Fund may enter into forward contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the forward contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

The Fund may use forward contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no forward contract involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Portfolio Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of forward contracts depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of forward contracts, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets until they reopen.

Settlement of forward contracts might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

Transactions using forward contracts and futures contracts expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts or futures contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract or futures contract is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ADDITIONAL INFORMATION ABOUT FOREIGN SECURITIES

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The Fund will not invest in securities sold in foreign over-the-counter markets unless the dealers effecting such transactions have a minimum net worth of $20 million or more. Stock markets in many foreign countries are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation, or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The investment by the Fund in emerging market countries presents risks in addition to those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investment.

The income and gains from certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution.

The U.S. Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all, or substantially all, of its assets in U.S. short-term securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

WARRANTS

The Fund may invest in warrants; however, the Fund's investment in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase), valued to the lower of cost or market, may not exceed 5% of the value of the Fund's net assets, of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security and may be purchased on their exercise, whereas, call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

INVESTMENT RESTRICTIONS

The Fund's investment objective as set forth under "Investment Objectives, Policies and Risk Factors" in the Prospectus together with the investment restrictions set forth below, unless otherwise indicated, are fundamental policies of the Fund and may not be changed with respect to the Fund without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

(i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(ii) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(iii) invest in a security if, with respect to 75% of its total assets, the Fund would own more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(iv) purchase or sell real estate, except that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(v) purchase or sell commodities or commodities contracts, (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except that the Fund may purchase and sell interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts, and options on securities indices and currencies;

(vi) borrow money, or pledge, mortgage or hypothecate its assets, except that the Fund may (a) as a temporary measure for extraordinary or emergency purposes borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300% (while any borrowing of greater than 5% of its assets occurs, the Fund will not purchase additional securities); (b) make deposits of initial and variation margin and pledge its assets in connection with its purchases and sales of options, futures, options on futures contracts and forward foreign currency contracts and (c) purchase securities on a when-issued or delayed delivery basis and pledge its assets in connection therewith;

(vii) issue senior securities, except as permitted under the Investment Company Act of 1940;

(viii) lend funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 1/3 of the value of its total assets;

(ix) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

 (x) invest in oil, gas or other mineral exploration or development programs (including oil, gas, or other mineral leases), except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, the Fund may not:

(i)    invest for the purpose of exercising control or management;

(ii)   sell securities or property short, except short sales against the box;

(iii) purchase securities on margin, except for use of short-term credit necessary for clearance or purchases and sales of Fund securities, and except that the Fund may make certain deposits in connection with transactions in options, futures and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(iv) invest in securities that are illiquid including repurchase agreements maturing in more than seven days, if, as a result of such investment, more than 15% of the net assets of the Fund would be invested in such securities;

(v) purchase any security if, as a result, the Fund will then have more than 5% of its total assets invested in securities of companies (including predecessor companies) that have been in continuous operation for less than three years but this limitation shall not include special purpose trusts organized by issuers that have been in business for more than five years;

(vi) purchase or retain securities of any issuer if any of the Fund's officers or trustees, or any officer or director of the investment adviser or sub-investment adviser of the Fund, individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

(vii) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investment in warrants (valued to the lower of cost or market) would exceed 5% of the value of the Fund's net assets, of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange;

(viii) invest an aggregate of more than 15% of the Fund's total assets in securities subject to the restriction set forth in paragraph (iv) above and securities which are restricted as to disposition. Except as may be required by State regulations, Rule 144 A securities will not be considered subject to restrictions on disposition.


(ix)   invest in securities of another open-end investment company.

(x) invest in puts, calls, straddles, spreads, and any combination thereof, if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of the Fund, for example, all percentage limitations listed above apply to the Fund only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

The Fund does not presently intend to engage in options transactions, options on futures transactions, securities lending activities, or reverse repurchase agreements.

PURCHASE OF SHARES

The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Trust as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

The Fund reserves the right to limit the amount of any purchase and to reject any purchase order. Shares of the Fund are offered continuously; however, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter. The Trust intends to waive the initial and subsequent purchase minimums for employees of McDonald & Company Securities, Inc. ("McDonald") which, through its Gradison Division ("Gradison"), acts as the investment adviser and distributor ("Adviser" and "Distributor").

REDEMPTION OF SHARES

The Trust may suspend the right of redemption or may delay payment (a) during any period when the New York Stock Exchange is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Trust is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Trust's shareholders.

The Fund transmits redemption proceeds only to shareholder names and addresses on its records (or which it has otherwise verified), provides written confirmation of all transactions initiated by telephone (either immediately or by monthly statement, depending on the circumstances), and requires identification from individuals picking up checks at its offices.

EXCHANGES

TELEPHONE EXCHANGES

You may request exchanges by telephoning the Fund at 579-5700 from Cincinnati, or toll free (800) 869-5999 from outside Cincinnati. Such request should include your name and account number and the number of shares or dollar amount of the Fund to be exchanged. Telephone exchanges may be made only when the registration of the two accounts will be identical.

The Fund transmits redemption proceeds only to shareholder names and addresses on its records or which it has otherwise verified, provides written confirmation of all transactions initiated by telephone either immediately or by monthly statement, depending on the circumstances, requires identification from individuals picking up checks at its offices, and may take other additional steps to verify the identity of persons giving telephone instructions.

WRITTEN EXCHANGES

You may also exchange your shares of either Fund by written request directed to:

                          Gradison-McDonald Mutual Funds
                          580 Walnut Street
                          Cincinnati, Ohio  45202

Such written request should include your name and account number and the number of shares or dollar amount of the Fund to be exchanged. Unless otherwise indicated, a new account established by written exchange will have the same registration and selected options as your present account.

GENERAL EXCHANGE INFORMATION

An exchange involves a redemption of the shares of the Fund being exchanged and the investment of the redemption proceeds into shares of the fund being purchased. Both the redemption and investment will occur at the respective net asset value per share (except in the case of purchases of mutual funds sold subject to a sales load) next determined after receipt by the Fund of a proper exchange request. For Federal income tax purposes, an exchange of shares is considered to be a sale and, depending upon the circumstances, a short or long-term gain or loss may be realized.

The Fund reserves the right to reject any exchange request. The exchange feature may be terminated at any time upon 60 days' written notice. In the case of excessive use of the exchange feature, the Fund, upon 30 days' written notice, may make reasonable service charges (as specified in the notice) by redeeming shares from such shareholder's account.

TAXES

The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be taxed on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement"), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets held for less than three months, namely (i) securities, (ii) options, futures, or forward contracts (other than those on foreign currencies), and (iii) foreign currencies (or options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to stocks or securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

Distributions of any net capital gain are taxable to shareholders as long-term capital gains, whether paid in cash or in additional shares of the Fund and regardless of the length of time a shareholder has owned shares of the Fund. These capital gain distributions are not eligible for the dividends-received deduction for corporations.

Investors should be aware of the tax implications of purchasing shares shortly before a record date for a dividend or capital gain distribution. To the extent that the net asset value of the Fund at the time of purchase reflects undistributed income or capital gains, or net unrealized appreciation of securities held by the Fund, a subsequent distribution to the shareholder of such amounts, although in effect constituting a return of his or her investment, would be taxable as described above. Correspondingly, for Federal income tax purposes, a shareholder's tax basis in his or her shares continues to be his or her original cost, so that upon redemption of shares, capital gain or loss will be realized in the amount of the difference between the redemption price and the shareholder's original cost.

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from the income which qualifies for purposes of the Income Requirement. To date, however, no regulations have been issued.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and any net realized capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been received by shareholders on December 31 of the year in which the dividend was declared.

Redemption of shares of the Fund will be a taxable transaction for federal income tax purposes. Redeeming shareholders will recognize a gain or loss in an amount equal to the difference between their basis in such redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. An exchange of Fund shares for shares of any Gradison-McDonald fund or certain other funds (see "Optional Shareholder Services - Exchanges") generally will have similar tax consequences. In addition, if a shareholder purchases Fund shares within 30 days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The Fund is required to withhold 31% of dividends, capital gain distributions and redemption proceeds, with respect to dividends and distributions, paid to individuals and certain other non-corporate shareholders who do not furnish to the Fund their correct taxpayer identification number or who are otherwise subject to backup withholding.

HEDGING TRANSACTIONS

Income from foreign currencies, and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in stock, securities or foreign currencies, will qualify as permissible income under the Income

Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months. Many of the futures contracts and forward contracts used by the Fund are "section 1256 contracts." Gains or losses on section 1256 contracts (other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply) are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the Excise Tax, on certain other dates prescribed by the Code) are "marked to market", with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as 60/40.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures and forward contracts are not entirely clear. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

OTHER TAXATION

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of foreign currencies and debt securities denominated in a foreign currency, and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase, decrease, or eliminate the Fund's investment company taxable income to be distributed to its shareholders. If "Section 988" losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions for that year or distributions during that year made before the losses were realized would be characterized in whole or in part as a return of capital or as a capital gain to shareholders, rather than as an ordinary dividend.

The Fund may invest in the stock of foreign corporations which may be classified as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings and net capital gains of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply.

In addition, under proposed regulations another election would be available that would involve marking-to-market the Fund's PFIC stock at the end of each taxable year (and as otherwise prescribed in the Code), with the result that unrealized gains in the PFIC stock would be treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a RIC may limit its elections with respect to PFIC stock. Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a mutual fund that did not invest in PFIC stock.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Adviser may manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund and will be entitled either to deduct (as an itemized deduction) his or her pro rata share of the foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and foreign taxes generally are not deductible in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign-currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

The Federal income tax matters summarized above are subject to change by legislation, administrative action and judicial decision. In addition, shareholders may be subject to state and local taxes with respect to their ownership of shares or distributions from the Trust. Foreign shareholders may be subject to U.S. tax rules that differ significantly from those described above. Shareholders should consult their tax adviser as to their personal tax situation.


NET ASSET VALUE

The net asset value of the Fund is calculated once daily Monday through Friday except on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The assets and liabilities of the Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the Securities and Exchange Commission. Assets and liabilities attributable to the Fund are allocated to the Fund. Assets and liabilities not readily attributable to the Fund are allocated to the Fund in the Trust in a manner and on a basis determined in good faith by the Trustees to be fair and equitable.

When calculating the net asset value of the Fund, a security listed or traded on an exchange is valued at its last sale price on that exchange, or if there were no sales that day, the security is valued at the closing bid price. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When price quotations of futures held by the Fund are readily available, those positions will be valued based upon such quotations. Portfolio securities and other assets for which market quotations are not readily available are valued at their fair value as determined by management of the Fund and approved in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value.

PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of the Adviser and Portfolio Manager are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event transactions that are close in time in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or Portfolio Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. The various allocation methods used by the Adviser and Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

There is generally no stated commission in the case of fixed-income markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular brokerage may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Adviser or Portfolio Manager for the Fund places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and buys and sells such securities, options and futures for the Fund through a number of brokers and dealers and futures commission merchants ("FCMs"). In so doing, the Adviser or Portfolio Manager uses its best efforts to obtain for the Fund the best execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the best execution, the Adviser or Portfolio Manager, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price (including the applicable brokerage commission or dollar spread), the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker, dealer, or FCM involved and the quality of service rendered by the broker, dealer, or FCM in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from brokers or dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or the Portfolio Manager may receive research services from many brokers or dealers with which the Adviser or Portfolio Manager places the Fund's transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or Portfolio Manager in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Adviser or the Portfolio Manager may cause the Fund to pay a broker or dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser or Portfolio Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker or dealer would have charged for effecting that transaction.

PORTFOLIO TURNOVER

The Adviser or the Portfolio Manager may manage the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be.

The portfolio turnover rate of the Fund is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for the Fund will vary from year to year, depending on market conditions. It is anticipated that the annual rate of portfolio turnover will not exceed 150%.

INVESTMENT ADVISER

The Adviser will manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions, subject to the general supervision and control of the Fund's Board of Trustees and pursuant to the terms of the Investment Advisory Agreement between the Trust and Adviser. The Adviser may, and has, delegated this function to the Portfolio Manager. In addition, the Adviser provides to the Fund at its own expense the executive officers who are necessary for the management and operations of the Fund.

ADVISORY AGREEMENT

The Investment Advisory Agreement dated February 28,1995, effective as to the Fund on June 1, 1995, provides that the Adviser will manage the investments of the Fund, subject to review by the Board of Trustees of the Trust. The Adviser also bears the cost of salaries and related expenses of executive officers of the Trust who are necessary for the management and operation of the Trust and compensates the Trustees who are affiliated with the Adviser. In addition, except as borne by the Trust pursuant to an effective plan under Rule 12b-1 under the 1940 Act, the Adviser bears the expenses related to distribution of shares of the Fund, such as costs of preparing, printing and mailing sales literature and other advertising materials, costs of furnishing prospectuses, annual and semiannual reports of the Fund and other materials regarding distributing shares of the Trust to potential investors.


All expenses not specifically assumed by the Adviser, the Transfer Agent, or the Distributor and incurred in the operation of the Fund are borne by the Fund pursuant to the Investment Advisory Agreement. Some of these expenses may be paid by the Adviser subject to reimbursement by the Trust. These expenses include expenses for the cost of preparing and printing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; such distribution/service expenses as may be incurred pursuant to an effective plan under Rule 12b- 1 under the Investment Company Act of 1940; registration, filing and similar fees; legal expenses; auditing and accounting expenses; taxes and other fees; brokers' commissions and issue or transfer taxes chargeable to the Trust in connection with securities transactions; expenses of issue, sale, redemption and repurchase of shares; the cost of share certificates, if any; fees of Trustees who are not affiliated with the Adviser; charges and expenses of any transfer and dividend disbursing agent, registrar, custodian or depository appointed by the Fund; other expenses of the Fund, including expenses of shareholders' and Trustees' meetings; and fees and other expenses incurred by the Fund in connection with its membership in any organization. Expenses borne by the Trust and attributable to a specific fund are allocated to that fund; expenses that are not specifically attributable to the Fund are allocated to the Fund in a manner and on a basis determined in good faith by the Adviser to be fair and equitable (generally, on the basis of the respective net assets of the Fund), subject to review by the Trustees. The Fund reimburses the Adviser for all costs, direct and indirect, which are fairly allocable to services provided by the Adviser's employees for which the Fund is responsible.



As compensation for its services under the Investment Advisory Agreement, the Adviser receives from the Fund a monthly fee based upon the average value of the daily net assets for the month of the Fund at an annual rate of 1.00% on the first $100 million of assets, of .90% on the next $150 million of assets and
 .80% on the next $250 million and .75% on any amounts in excess of $500 million of assets. From the inception of the Fund May 31, 1995 through September 30, 1995, the Fund paid the Adviser $0 as investment advisory fees and would have paid $16,591 if not for the Adviser's waiver of advisory fees.


The Adviser will reimburse the Trust for aggregate expenses of the Fund during any fiscal year which exceed the limits prescribed by any state in which the shares of the Fund are registered for sale. Currently, the most stringent limit is 2 1/2% of average net assets up to $30 million, 2% on the next $70 million and 1 1/2% on additional net assets. However, certain expenses such as brokerage commissions, taxes, interest and items of an extraordinary nature are excluded from such limitation.

The Investment Advisory Agreement also provides that the Adviser, as a registered broker-dealer, will distribute the shares of the Fund in states in which it may be qualified to do so, upon request of the Trust. The Adviser accepts orders for the purchase of such shares at net asset value only, and no sales commission, fee or other charge is incurred by the investor other than charges specified in the Fund's 12b-1 plan. The Adviser receives no compensation for acting as the Trust's distributor except as may be provided pursuant to the Distribution Plan of the Trust.

The Investment Advisory Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement in no way restricts the Adviser from acting as an investment manager or adviser for others.

The Investment Advisory Agreement grants to the Trust the right to use the name "Gradison" and "McDonald" as a part of its name, without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Investment Advisory Agreement for any reason. The Investment Advisory Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name of or in connection with any other business enterprise with which it is or may become associated.




The Investment Advisory Agreement continues in effect as to the Fund until February 28, 1997, and, thereafter, from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Investment Advisory Agreement.

The Investment Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund or (iii) the Adviser. The Investment Advisory Agreement will terminate automatically in the event of its assignment by the Adviser. The Investment Advisory Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Investment Advisory Agreement.

INVESTMENT SUB-ADVISORY AGREEMENT

Pursuant to an agreement dated June 1, 1995, between the Adviser and Blairlogie, Blairlogie will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments related to those investment decisions. Blairlogie will furnish all necessary investment and management facilities required for it to execute its duties as well as administrative facilities, including bookkeeping, clerical personnel and equipment necessary for performance of its duties including verification and oversight of he pricing of the Fund's portfolio. The agreement provides that it: automatically terminates in the event of its assignment or in the event that the Advisory Agreement between the Fund and the Adviser terminates; and continues in effect for a period more than two years from the date of its execution only so long as such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and may be terminated without penalty by the Board of Trustees, the Investment Adviser, or by a vote of a majority of the outstanding voting securities of the Fund on sixty days written notice to Blairlogie.

DISTRIBUTION

The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable the Fund to acquire and retain a sufficient level of assets to enable it to operate at an efficient level. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.

The Plan permits the Fund to incur expenses related to the distribution of its shares, but only as specifically contemplated by the Plan. Under the Plan, the Fund may incur distribution and service expenses up to an amount that does not exceed an annual rate of .50 of 1% of its average daily net assets. Distribution expenses may be incurred by the Fund under the Plan within the limitation described above for any activity primarily intended to result in sale of Fund shares.

The Plan also specifically authorizes the payment of those operational expenses enumerated as being incurred by the Trust pursuant to the Investment Advisory Agreement, as described under the caption "Advisory Agreement" above, to the extent that such payments might be considered to be primarily intended to result in the sale of shares of the Fund. It further specifically authorizes the payment of advisory fees pursuant to the Investment Advisory Agreement to the extent that the Trust might be deemed to be indirectly financing the Adviser's distribution activities through payment of advisory fees. The Board of Trustees does not believe that the payment of such operational expenses by the Trust or payment of the advisory fee constitute the direct or indirect financing of activities primarily intended to result in the sale of shares of the Fund. Thus, although such payments are authorized by the Plan as a protective measure, they are not restricted by the .50 of 1% limitation included in the Plan.




The Plan (together with any agreements relating to implementation of the Plan) continues in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the outstanding voting securities of the Fund, and all material amendments to the Plan must be approved by a majority of the Board of Trustees and a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment. The Plan may be terminated as to the Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust shall be committed to the discretion of the Independent Trustees then in office.


Pursuant to the Plan, the Trust has entered into a distribution agreement ("Agreement") with McDonald. This agreement provides that the Distributor will receive compensation for rendering personal services to shareholders of the Fund including providing shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts at an annual rate of .25 of 1% of the average daily net assets of the Fund and .25 of 1% of the value of the average daily net assets of the Fund for rendering other distribution services to the Fund. The Agreement may be terminated at any time, without penalty, by a vote of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement is contingent on the continued effectiveness of the Fund's Distribution Plan and automatically terminates in the event of its assignment. From the inception of the Fund through September 30, 1995, the Fund paid McDonald $0 as distribution fees and would have paid $8,296 if not for McDonald's waiver of fees.


TRANSFER AGENT AND ACCOUNTING SERVICES AGREEMENT


Pursuant to the Transfer Agent and Accounting Services Agreement, Gradison provides transfer agent, dividend disbursing, and accounting services for the Fund. Gradison responds to inquiries from shareholders, processes purchase and redemption requests, maintains shareholder account records and provides statements and confirmations to shareholders and maintains the Fund's books and accounting records. From the inception of the Fund through September 30, 1995 the Fund paid McDonald $0 as transfer agent and accounting service fees and would have paid $22,761 if not for McDonald's waiver of fees.


TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years and positions currently held with Gradison-McDonald Cash Reserves Trust ("GMCR"), Gradison Custodian Trust ("GCT"), and Gradison-McDonald Municipal Custodian Trust ("GMMCT"), Gradison, and McDonald, are listed below. All principal occupations have been held for at least five years unless otherwise indicated. Positions held with Gradison were formerly held with Gradison & Company Incorporated.

*DONALD E. WESTON, 580 Walnut Street, Cincinnati, Ohio. Trustee and Chairman of the Board; Chairman of Gradison and Director of McDonald & Company Investments, Inc. (since October 1991). Director of Cincinnati Milacron Commercial Corp. (financing arm of capital goods manufacturer) (since January 1993); Trustee and Chairman of the Board of GMCR, GCT, and GMMCT.

DANIEL J. CASTELLINI, 312 Walnut Street, Cincinnati, Ohio. Trustee; Senior Vice President/Finance and Administration of the E.W. Scripps Company
(communications); Director and Treasurer of Scripps Howard Broadcasting Company; Trustee of GMCR, GCT, and GMMCT.


THEODORE H. EMMERICH, 1201 Edgecliff Place, Cincinnati, Ohio 45206. Trustee. Retired; Until 1986, managing partner (Cincinnati office) Ernst & Young (Public Accountants); Director of Carillon Fund, Inc.(investment company), American Financial Group, Inc.(insurance), Citicasters, Inc. (broadcasting), Cincinnati Milacron Commercial Corp.; Trustee of Carillon Investment Trust and Summit Investment Trust(investment companies); Trustee of GMCR, GCT, and GMMCT.


RICHARD A. RANKIN, 1717 Dixie Highway, Suite 600, Fort Wright, Kentucky 41011. Trustee. Partner, Rankin and Rankin (Public Accountants); Trustee of GMCR, GCT, and GMMCT.


JEROME E. SCHNEE, 11558 Stablewatch Court, Cincinnati, Ohio 45249. Trustee. Professor of Management, College of Business Administration, University of Cincinnati; Director of National Sanitary Supply Co. and Roto Rooter, Inc.; Trustee of GMCR, GCT, and GMMCT.



BRADLEY E. TURNER, 580 Walnut Street, Cincinnati, Ohio 45202. President. Managing Director of McDonald; President of GMCR, GCT, and GMMCT.


WILLIAM J. LEUGERS, JR., 580 Walnut Street, Cincinnati, Ohio. Executive Vice President. Portfolio Manager of the Gradison-McDonald Established and Opportunity Value Funds.

JULIAN BALL, 800 Superior Avenue, Cleveland, Ohio. Executive Vice President. Portfolio Manager of the Gradison-McDonald Growth and Income Fund; Vice President of McDonald since July 1994; prior to that, Vice President of Duff & Phelps Investment Management Company.

PAUL J. WESTON, 580 Walnut Street, Cincinnati, Ohio. Senior Vice President. Executive Vice President of GMCR; Senior Vice President of GCT, and GMMCT; Executive Vice President of Gradison. Mr. Weston is the brother of Donald E. Weston.

DANIEL R. SHICK, 580 Walnut Street, Cincinnati, Ohio. Vice President (Gradison-McDonald Established Value and Opportunity Value Funds); Senior Vice President of Gradison.

ALFRED M. BRUNNER, 580 Walnut Street, Cincinnati, Ohio. Vice President (Gradison-McDonald Established Value and Opportunity Value Funds); Vice President of Gradison.





PATRICIA J. JAMIESON, 800 Superior Avenue, Cleveland, Ohio 44114. Treasurer. Treasurer and Chief Accounting Officer of McDonald; Treasurer of GMCR, GCT, and GMMCT.


MARK A. FRIETCH, 580 Walnut Street, Cincinnati, Ohio. Assistant Treasurer. Assistant Treasurer of GMCR, GCT, and GMMCT (since May 1995); Controller of Gradison-McDonald mutual funds (since August 1992); prior to that Financial Consultant and Assistant Controller of Union Central Life Insurance Company.

RICHARD M. WACHTERMAN, 580 Walnut Street, Cincinnati, Ohio 45202. Secretary. Senior Vice President and General Counsel of Gradison.; Secretary of GMCR, GCT, and GMMCT.

*Trustee who is interested and affiliated person, as defined by the Investment Company Act of 1940, of the Trust and the Adviser by virtue of stock ownership of the parent of the Adviser and employment by the Adviser.

Trustees and officers of the Trust who are affiliated with the Adviser receive no remuneration from the Trust. Trustees who are not affiliated with the Adviser receive compensation as determined by the Board of Trustees

Trustee Compensation Table


                                                         Total Compensation
                                                         From Trust and fund
                                                         complex (3 Trusts)
                       Aggregate Compensation            paid to trustee for
                       From Trust for fiscal period      calendar year
Name of Trustee        ending 3/31/95                    ending 12/31/94
---------------        ----------------------------      -------------------
Theodore H. Emmerich         $    875                          $ 18,604

Richard A. Rankin            $    625                          $ 18,604

Jerome E. Schnee             $    875                          $ 18,604

Daniel J. Castellini         $  6,083                          $  9,167



The Trust's deferred compensation plans allow trustees to defer receipt of trustees fees otherwise payable to them until a future date. Deferred amounts are credited with interest at a rate of equal to the yield of the Gradison-McDonald U. S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans.



There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of September 30, 1995, the amount of $12,086 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, 1994, the amount of $30,413.10 was payable to that trustee by the Trust and the fund complex.


DESCRIPTION OF THE TRUST

The Trust is a diversified, open-end investment company organized under the laws of the State of Ohio by a Declaration of Trust dated May 31, 1983. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, without par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of four series, representing the Fund, the Gradison-McDonald Established Value Fund, the Gradison-McDonald Opportunity Value Fund, and the Gradison-McDonald Growth and Income Fund. Any additional series of shares must be issued in compliance with the Investment Company Act of 1940 and must not constitute a security that is senior to the shares offered pursuant to the Prospectuses. Each share of each series represents an equal, proportionate interest in the related Fund with each other share of that series. All shares are of the same class and are freely transferable. Upon issuance and sale in accordance with the terms of the offering, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "Redemption of Shares."

Holders of shares of each series are entitled to one vote per share; however, separate votes are taken by each series on matters specifically affecting the related fund. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees of the Trust if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Trustees were initially elected by the shareholders at the first annual meeting of shareholders and at a subsequent meeting of shareholders. Under the Declaration of Trust, no further meetings of shareholders are required to be held for the purpose of electing Trustees, unless less than a majority of Trustees holding office have been elected by the shareholders. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Investment Company Act of 1940, and when called by the Trust or shareholders pursuant to the Declaration of Trust. Pursuant to the Declaration of Trust, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by shareholders of record of not less than 10 percent of the Trust's outstanding shares. Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of the Investment Advisory Agreement or the Distribution Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of (I) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

The assets of the Trust received upon the issuance of the shares of a fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to each such fund and constitute the underlying assets of each such fund. The underlying assets of the fund are segregated on the books of account and are to be charged with the liabilities in respect to each such fund and with a share of the general liabilities of the Trust. In the event of the termination and liquidation of the Trust, the holders of the shares of any series are entitled to receive, as a class, the underlying assets of the related fund available for distribution to shareholders.

The Trust is currently operating, and intends to continue to operate, in compliance with the Ohio law relating to business trusts. Under Ohio law, the shareholders of a complying business trust have no liability to third persons for obligations of the Trust, which are to be satisfied solely from the Trust's property. The Declaration of Trust provides that no Trustee, officer or agent of the Trust shall be personally liable to any person for any action or failure to act except (1) for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties, (2) with respect to any matters as to which he or she did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust, or (3) in the case of any criminal proceeding, with respect to any conduct which he or she had reasonable cause to believe was unlawful.

INVESTMENT PERFORMANCE



                                  Total Return


                               Percentage Change:



                        Since Inception (non-annualized)


                               (5/31/95 - 9/30/95)



                        Fund              -0.13%



The results of the Fund assume reinvestment of dividends and other distributions. The performance results reflect historical performance and do not ensure future results. The annualized return of the Fund for the period of time set forth above was -.40%. This figure represents annualization of performance for a very short period of time and does not reflect the actual performance for the entire year. During the time period, the Fund's investment adviser waived the receipt of certain fees from the Fund and paid certain other expenses otherwise payable by the Fund. If not for the investment adviser's waiver of these fees and payment of these Fund expenses, the Fund's unannualized total return for the period ending September 30, 1995, would have been -0.60%, and the annualized return for that period would have been -1.78%.

CUSTODIAN

Chase Manhattan Bank N.A. ("Chase") serves as Custodian for assets of the Fund. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. There is a risk of possible losses through holding securities in custodians and securities depositories in foreign countries. Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase will maintain custody of the securities and other assets of foreign issuers. Under these agreements, Chase has agreed to use reasonable care in the safekeeping of these securities and to indemnify and hold harmless the Trust from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the Securities and Exchange Commission, Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, and the relative costs for the services to be rendered by it. Each of the contracts with foreign subcustodians to be used for the Fund has been approved by the Board of Trustees, and the Board of Trustees will review annually the continuance of foreign custodial arrangements. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Trust will not occur, and shareholders bear the risk of losses arising from these or other events.

ACCOUNTANTS

Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, is the independent public accountant for the Trust.

LEGAL COUNSEL


Kirkpatrick & Lockhart LLP acts as legal counsel to the Trust.


MISCELLANEOUS


Blairlogie currently manages in excess of $500 million of international assets.



As of November 15, 1995, McDonald & Company Securities, Inc. 800 Superior Avenue, Cleveland, Ohio 44114, owns 14.10% of the outstanding shares of the Fund.

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1995 (UNAUDITED)

 NUMBER                    PREFERRED STOCKS - 3.59%                                 VALUE
OF SHARES
  BRAZIL - 3.59%
     11,000          Aracruz Celulose SA                                          $  22,737
  2,650,000          Banco Bradesco SA                                               25,442
    100,000          Brasmotor SA                                                    25,392
    390,000          Companhia Vale Do Rio Doce                                      65,269
    330,000          Elerobras Centrais Eletricas                                   101,107
  1,600,000       (1)Paranapanema                                                    24,175
    450,000          Petroleo Brasileiro SA (Petrobras)                              46,980
 23,600,000          Usinas Siderugicas de Minas Gerais                              26,001
                                                                                   --------
  TOTAL PREFERRED STOCKS
       (COST = $356,584)                                                           $337,103
                                                                                   ========

 NUMBER                    COMMON STOCKS - 96.41%                                   VALUE
OF SHARES
  ARGENTINA - 0.95%
      2,750          Astra Cia Argentina de Petroleo SA                           $   4,703
      1,050          Banco de Galicia y Buenos Aires SA                               4,726
        650          Banco Frances del Rio de la Plata SA                             4,648
      1,400          Central Puerto SA                                                4,551
      1,500          Compania Naviera Perez
                        Companc SAADR                                                13,142
        600       (1)IRSA(Inversiones y
                       Representaciones SA) GDR                                      14,400
        750          Molinos Rio de la Plata SA                                       4,538
        700          Telefonica de Argentina ADR                                     16,713
      1,200          YPF Sociedad Anonima ADR                                        21,600
                                                                                  ---------
                                                                                     89,021
                                                                                  ---------

  AUSTRALIA - 0.75%
      1,800          Amcor Limited                                                   13,477
      1,000          Broken Hill Proprietary Co. Ltd.                                13,767
      2,800          Comalco Limited                                                 13,843
      2,200          Western Mining Corp Holding                                     14,380
      3,600          Westpac Banking Corp.                                           14,564
                                                                                  ---------
                                                                                     70,031
                                                                                  ---------

  NUMBER                   COMMON STOCKS (CONTINUED)                                VALUE
 OF SHARES
  BELGIUM - 1.36%
        166          Electrabel SA                                                $  36,516
         90          Generale de Banque SA                                           28,327
        595          G.I.B. Holdings Ltd.                                            25,241
        145          Glaverbel SA                                                    18,751
         36          Solvay SA                                                       19,244
                                                                                  ---------
                                                                                    128,079
                                                                                  ---------

  BRAZIL - 1.75%
    850,000          Companhia Paulista de Forca e Luz                               49,053
  1,200,000          Lojas Americanas SA,                                            26,189
      1,900          Telebras SA ADR                                                 89,311
                                                                                  ---------
                                                                                    164,553
                                                                                  ---------

  CHILE - 1.97%
        700          Compania Telecomunicacion
                       Chile ADR                                                     48,388
      1,400          Empresa Nacional de
                       Electridad SA ADS                                             28,175
        700          Enersis SA ADR                                                  17,675
      2,000          Madeco SA ADR                                                   47,000
      1,000          Quimica y Minera Chile SA ADR                                   43,750
                                                                                  ---------
                                                                                    184,988
                                                                                  ---------

  COLUMBIA - 1.23%
      2,900          Banco Industrial Columbiano ADS                                 39,513
      2,600          Banco Ganadero SA ADR                                           39,086
      2,250          Cementos Diamante ADR                                           37,091
                                                                                  ---------
                                                                                    115,690
                                                                                  ---------

  FINLAND - 1.29%
      4,169          Enso-Gutzeit Oy                                                 35,424
      4,929          Finnair Oy                                                      38,758
        200          Nokia (AB) Oy                                                   14,083
      1,000          Valmet Corp.                                                    32,627
                                                                                  ---------
                                                                                    120,892
                                                                                  ---------

                See accompanying notes to financial statements.

Financial Statement Page 1

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1995 (UNAUDITED)

  NUMBER       COMMON STOCKS (CONTINUED)                                               VALUE
 OF SHARES
  FRANCE - 6.42%
       498     Alcatel Alsthom                                                    $    41,999
       958     AXA                                                                     50,669
        99     Carrefour                                                               58,269
       444 (1) Club Mediterranee                                                       43,133
       929     Compagnie Francaise
                  de Petroleum Total                                                   56,382
       655     Credit Local De France                                                  52,839
       428     Eaux (Compagnie Generale)                                               41,230
       280     Groupe Danone                                                           45,392
       845     Lafarge Coppee SA                                                       55,724
       400 (1) Peugeot SA                                                              54,825
       312     Roussel-Uclaf                                                           48,546
       102     Salomon SA                                                              53,990
                                                                                    ---------
                                                                                      602,998
                                                                                    ---------

  GERMANY - 3.68%
        17     Allianz AG Holding                                                      30,776
       121     Bayer AG                                                                30,953
        31     Bayerische Motoren Werke AG                                             17,058
       157     Commerzbank AG                                                          35,859
        73     Karstadt AG                                                             32,474
       147     Mannesmann AG                                                           48,451
         8     Muenchener Rueckversicherungs-
                  Gesellschaft                                                         16,360
       102     Siemens AG                                                              51,704
     1,167     Veba AG                                                                 46,509
       108     Volkswagen AG                                                           35,179
                                                                                    ---------
                                                                                      345,323
                                                                                    ---------

  HONG KONG - 3.61%
     6,000     Cheung Kong (Holdings) Ltd.                                             32,671
     6,300     Hang Seng Bank                                                          51,946
    18,000     Hong Kong
                  Telecommunications Ltd.                                              32,710
    10,000     Hutchison Whampoa Ltd.                                                  54,193
     8,000     Sun Hung Kai Properties Ltd.                                            64,929
     6,500     Swire Pacific Ltd.                                                      51,493
    11,000     Wharf (Holdings) Ltd.                                                   34,288
     5,000     Wing Hang Bank Ltd.                                                     16,911
                                                                                    ---------
                                                                                      339,141
                                                                                    ---------

  NUMBER       COMMON STOCKS (CONTINUED)                                               VALUE
 OF SHARES

  INDONESIA - 1.47%
    17,500     Astra International                                               $     34,729
    10,000     Bank International Indonesias                                           34,398
    22,500     Indah Kiat Paper & Pulp Corp.                                           27,039
     3,500     Indofood Sukses Makmur                                                  16,863
     9,000     Semen Gresik                                                            25,402
                                                                                    ---------
                                                                                      138,431
                                                                                    ---------

  INDIA - 3.27%
     1,250     Bajaj Auto Ltd. GDR                                                     38,281
     1,400     East India Hotels GDR                                                   26,950
     1,000     Grasim Industries GDS                                                   22,125
     1,150     Hindalco Industries GDR                                                 39,675
     2,100     Indian Rayon & Industries GDR                                           28,875
     2,400     Larsen & Toubro Ltd. GDS                                                49,500
       900     Raymond Ltd. GDR                                                        14,625
     2,250     Reliance Industries Ltd. GDS                                            41,344
     2,000     Tata Engineering & Locomotive
                  Co. Ltd. GDR                                                         46,000
                                                                                    ---------
                                                                                      307,375
                                                                                    ---------

  IRELAND - 1.06%
     3,000     Allied Irish Bank PLC                                                   14,906
     3,200     Bank of Ireland                                                         20,095
     4,350     CRH PLC                                                                 29,851
     2,000     Kerry Group PLC                                                         15,116
     6,600     Smurfit (Jefferson) Group                                               19,655
                                                                                    ---------
                                                                                       99,623
                                                                                    ---------

  ITALY - 1.52%
    24,325     Credito Italiano SpA                                                    28,897
     3,950  (1)Fiat SpA                                                                14,816
     3,790     Rinascente (La)                                                         22,571
     2,975     SAI (Societa Assicuratrice
                  Industriale) SpA                                                     13,487
     5,390     Sasib SpA                                                               14,058
    11,400     STET-Societa Finanziaria Telefonica                                     34,689
     2,210     Unicem (Union Cem March Emil)                                           14,273
                                                                                    ---------
                                                                                      142,791
                                                                                    ---------

                See accompanying notes to financial statements.

Financial Statement Page 2

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1995 (UNAUDITED)
  NUMBER       COMMON STOCKS (CONTINUED)                                               VALUE
 OF SHARES
  JAPAN - 30.41%
    13,000     Daiwa Securities Co. Ltd.                                          $   164,726
    16,000     Fujisawa Pharmaceutical Company                                        158,948
    16,000     Hitachi Ltd.                                                           175,167
    14,000     Matsushita Electric Works                                              146,176
    30,000  (1)Mazda Motor Corp.                                                      109,480
    30,000     Mitsubishi Chemical Corp.                                              145,973
    59,000  (1)Mitsui Engineering & Shipbuilding                                      142,344
    13,000     Mitsui Fudosan Co. Ltd.                                                156,819
        16     Nippon Telephone & Telegraph Corp.                                     138,350
    68,000  (1)NKK Corporation                                                        182,669
    18,000     Obayashi Corp.                                                         142,323
     2,500     Sony Corp.                                                             130,260
     9,000     Sumitomo Bank                                                          175,167
    20,000     Sumitomo Metal Mining                                                  163,408
    10,000     Sumitomo Trust & Banking                                               137,863
    10,000     Takashimaya Co.                                                        146,987
     3,000     TDK Corp                                                               155,096
     8,000     Tokyo Steel Manufactoring                                              154,893
    19,000     Tokyu Corporation                                                      128,659
                                                                                    ---------
                                                                                    2,855,308
                                                                                    ---------

  MALAYSIA - 5.46%
    22,000     Land & General Berhad                                                   57,837
    12,000     Malayan Banking Berhad                                                  97,032
    16,000     Metacorp Berhad                                                         43,975
    21,000     R J Reynolds Berhad                                                     44,333
    25,000     Road Builder Holdings Berhad                                            79,665
    14,000     Sungei Way Holdings Berhad                                              47,679
    18,000     Technology Resources
                Industries Berhad                                                      46,962
     5,000     Telekom Malaysia Berhad                                                 37,642
     9,000     United Engineers Ltd.                                                   57,717
                                                                                    ---------
                                                                                      512,842
                                                                                    ---------

  NETHERLANDS - 3.10%
       566     ABN-AMRO Holdings NV                                                    23,522
       973     Ahold (Koninklijke) NV                                                  36,711
       288     Akzo Nobel NV                                                           34,732
     2,830     Elsevier NV                                                             36,421
       590     Fortis Amev NV                                                          34,558
     1,008     Koninklijke PTT Nederland NV                                            35,753
       785     Philips Electronics NV                                                  38,439
       472     Polygram NV                                                             30,817
       152     VNU (Verenigde Nederlandse
                Uitgeversbedrijven Verenigd Bezit)                                     20,230
                                                                                    ---------
                                                                                      291,183
                                                                                    ---------

  NUMBER       COMMON STOCKS (CONTINUED)                                               VALUE
 OF SHARES
  NORWAY - 1.63%
    16,572     Den Norske Bank AS                                                $     45,828
       630     Hafslund Nycomed Class B                                                16,415
       540     Kvaerner AS                                                             22,961
       676     Orkla AS                                                                30,256
     2,928     Saga Petroleum A.S.                                                     37,911
                                                                                    ---------
                                                                                      153,371
                                                                                    ---------

  PERU - 0.96%
    23,830     Banco de Credito del Peru                                               44,541
    24,300     Compania Peruana Telefonica
                B Shares                                                               45,744
                                                                                    ---------
                                                                                       90,285
                                                                                    ---------

  POLAND - 1.00%
      1,700 (1)Agros Holdings S.A.                                                     19,430
      1,200 (1)Bank Rozwoju Eksportu S.A.                                              20,967
      1,300 (1)Debica S.A.                                                             18,706
      5,000    Elektrim Spolka Akeyina S.A.                                            18,501
      3,900    Polifarb-Cieszyn S.A.                                                   16,515
                                                                                    ---------
                                                                                       94,119
                                                                                    ---------

  SINGAPORE - 1.99%
      3,000     Cerebos Pacific Ltd.                                                   17,945
      8,000     City Developments Ltd.                                                 49,543
     13,000     DBS Land Ltd.                                                          38,607
      3,000     Overseas Union Bank Ltd.                                               19,212
      2,000     Singapore Airlines Ltd.                                                18,579
      5,000     United Overseas Bank Ltd.                                              43,280
                                                                                    ---------
                                                                                      187,166
                                                                                    ---------

  SOUTH AFRICA - 1.58%
      6,300     Amalgamated Banks of South Africa                                      27,176
        230     Anglo American Gold
                  Investment Co. Ltd.                                                  20,787
      2,200     Barlow Ltd.                                                            24,855
      1,100     De Beers Centenary AG                                                  29,750
      7,800     Iscor                                                                   8,438
      3,600  (1)Smith (C.G.) Ltd.                                                      22,579
        470     South African Breweries Ltd.                                           14,803
                                                                                    ---------
                                                                                      148,388
                                                                                    ---------

 SOUTH KOREA - 1.60%
      6,800     Korea Fund, Inc. (closed end
                 mutual fund)                                                         150,450
                                                                                    ---------


                See accompanying notes to financial statements.

Financial Statement Page 3

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1995 (UNAUDITED)

  NUMBER       COMMON STOCKS (CONTINUED)                                             VALUE
 OF SHARES
   SPAIN - 2.58%
        720      Argentaria (Corporacion Bancaria
                  de Espana SA)                                                 $    25,718
      2,850      Aumar (Autopistas del Mare
                  Nostrum SA)                                                        34,242
        300      Banco Popular Espanol SA                                            46,808
      3,156      Iberdrola SA                                                        23,929
        756      Empresa Nacional de Electridad SA                                   38,910
        645      Repsol SA                                                           20,342
      1,770      Telefonica De Espana                                                24,427
      2,600   (1)Uralita SA                                                          27,755
                                                                                  ---------
                                                                                    242,131
                                                                                  ---------

  THAILAND - 1.01%
      2,100      Bangkok Bank Co. Ltd.                                               23,612
      8,100      Industrial Finance Corp. of Thailand                                24,868
      2,300      Property Perfect Co. Ltd.                                           22,926
      2,700      Thai Farmers Bank Ltd.                                              23,469
                                                                                  ---------
                                                                                     94,875
                                                                                  ---------

  TURKEY - 1.94%
     47,000      Adana Cimento Sanayii                                               26,320
    121,900      Akal Tekstil Sanayii                                                13,897
     65,000      Akbank T.A.S.                                                       16,575
    120,000      Arcelik A.S.                                                        18,480
     50,000      Bagfas Bandirma Gubre
                  Fabrikalari A.S.                                                   20,500
     60,000      Brisa Bridgestone Sabanci Lastik                                    16,800
     31,000      Erciyas Biracilik Ve Malt Sanayii                                   18,910
     26,000      Migros Turk T.A.S.                                                  27,560
     62,000      Netas Telekomunik                                                   23,560
                                                                                  ---------
                                                                                    182,602
                                                                                  ---------

  NUMBER       COMMON STOCKS (CONTINUED)                                             VALUE
 OF SHARES
  UNITED KINGDOM - 11.63%
      6,640      Abbey National plc                                                 $56,854
      9,675      BAA plc                                                             76,257
      5,950      Boots Company plc                                                   53,206
      8,350      British Petroleum Co. plc                                           62,642
     11,365      British Sky Broadcasting Group plc                                  68,532
      8,700      British Telecommunications plc                                      54,389
     12,535      BTR plc                                                             64,676
      7,950      Guinness plc                                                        65,051
      3,725      HSBC Holdings plc                                                   52,824
      5,060      Lloyds Bank plc                                                     55,098
     20,300      Pilkington plc                                                      63,615
      4,615      RTZ Corporation plc                                                 67,563
      7,035      Seeboard plc                                                        54,335
     14,840      Tesco plc                                                           73,280
     10,930      Wolseley plc                                                        63,487
      8,840      Zeneca Group plc                                                   159,918
                                                                                  ---------
                                                                                  1,091,727
                                                                                  ---------

  VENEZUELA - 1.15%
      5,300      Corimon C.A. ADR                                                    29,150
      8,500      Mavesa SA 144A ADR                                                  30,031
     24,000      Siderurgica Venezolana ADR                                          48,888
                                                                                  ---------
                                                                                    108,069

                                                                                  ---------
 TOTAL COMMON STOCKS
      (COST = $9,158,733)                                                        $9,051,452
                                                                                 ==========
  TOTAL INVESTMENTS,
     AT VALUE (NOTE 1)
     (COST = $9,515,317) - 100.00%                                               $9,388,555
                                                                                  =========

(1) Non-income producing.
The following abbreviations are used in this portfolio.
ADR - American Depository Receipts
ADS - American Depository Shares
GDR - Global Depository Receipts
GDS - Global Depository Shares.
144A - These securites are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note 1 of the Notes to Financial
Statements for valuation policy.
Rule 144A  securities amounted to $30,031 as of September 30, 1995.

                See accompanying notes to financial statements.

Financial Statement Page 4

               Statement of Assets and Liabilities    (Unaudited)

                                                                               September 30, 1995
ASSETS
   Investments in securities, at value (Note 1) (Cost $9,515,317)                 $  9,388,555
   Cash                                                                              1,639,594
   Foreign currency holdings, at value (Note 1) (Cost $50,338)                          50,394
   Organization expenses, net (Note 1)                                                  23,902
   Dividends receivable                                                                 17,674
   Receivable for Fund shares purchased                                                 17,500
   Futures margin balance (Note 1)                                                         802
   Other assets                                                                          8,214
                                                                                   -----------
      TOTAL ASSETS                                                                  11,146,635
                                                                                   -----------

LIABILITIES
   Payable for securities purchased                                                    949,067
   Other accrued expenses and liabilities                                               38,311
                                                                                   -----------
      TOTAL LIABILITIES                                                                987,378
                                                                                   -----------

NET ASSETS                                                                         $10,159,257
                                                                                   ===========

Net assets consist of:
   Aggregate paid-in capital                                                       $10,241,118
   Accumulated undistributed net investment income                                      79,724
   Net realized loss                                                                   (13,321)
   Net unrealized depreciation of investments                                         (126,762)
   Net unrealized depreciation on foreign currency translation                         (21,502)
                                                                                   -----------
Net Assets                                                                         $10,159,257
                                                                                   ===========

Shares of capital stock outstanding
   (no par value - unlimited number of shares authorized)                              677,967
                                                                                   ===========

Net asset value and redemption price per share (Note 1)                                 $14.98
                                                                                        ======



                See accompanying notes to financial statements.

Financial Statement Page 5

                     Statement of Operations    (Unaudited)

                                                                                    For the Period May 31, 1995*
                                                                                        To September 30, 1995
INVESTMENT INCOME:
   Interest                                                                          $ 77,464
   Dividends, net of foreign withholding taxes of $1,536                               17,557
                                                                                     --------
      Total investment income                                                                           $ 95,021

EXPENSES:
   Accounting services fees (Note 2)                                                   20,000
   Investment advisory fees (Note 2)                                                   16,591
   Registration fees                                                                   10,290
   Distribution (Note 2)                                                                8,296
   Transfer agency fees (Note 2)                                                        2,761
   Trustees' fees                                                                       2,187
   Amortization of organization expenses (Note 1)                                       1,593
   Custodian fees                                                                         888
   Legal fees                                                                             400
                                                                                     --------
      TOTAL EXPENSES                                                                   63,006
      LESS FEES WAIVED BY THE ADVISER (NOTE 2)                                        (47,709)
                                                                                     --------
      NET EXPENSES                                                                                        15,297
                                                                                                         -------
NET INVESTMENT INCOME                                                                                     79,724

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments and foreign currency transactions                 (11,401)
   Net realized loss on futures transactions                                           (1,920)
   Net increase in unrealized depreciation of investments                            (126,762)
   Net increase in unrealized depreciation on foreign currency translation            (21,502)
                                                                                     --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                         (161,585)
                                                                                                         -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    ($81,861)
                                                                                                         =======

*Date of public offering.


                See accompanying notes to financial statements.

Financial Statement Page 6

               STATEMENT OF CHANGES IN NET ASSETS    (UNAUDITED)

                                                                                                 FOR THE PERIOD
                                                                                               MAY 31,1995* TO
                                                                                              SEPTEMBER 30, 1995
FROM OPERATIONS:
   Net investment income                                                                         $       79,724
   Net realized loss on investments and foreign currency transactions                                   (11,401)
   Net realized loss on futures transactions                                                             (1,920)
   Net increase in unrealized depreciation of investments                                              (126,762)
   Net increase in unrealized depreciation on foreign currency translation                              (21,502)
                                                                                                     ----------
      Net decrease in net assets resulting from operations                                             (81,861)
                                                                                                     ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS                                                                       --
                                                                                                     ----------

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                                        10,693,502
   Payments for shares redeemed                                                                       (452,384)
                                                                                                    ----------
      Net increase in net assets from Fund share transactions                                       10,241,118
                                                                                                    ----------

TOTAL INCREASE IN NET ASSETS                                                                        10,159,257

NET ASSETS:
      Beginning of period                                                                                --
                                                                                                    ----------
      End of period (including undistributed net investment income of $79,724)                     $10,159,257
                                                                                                   ===========

NUMBER OF FUND SHARES:
   Sold                                                                                                708,138
   Redeemed                                                                                            (30,171)
                                                                                                    ----------
      Net increase in shares outstanding                                                               677,967
   Outstanding at beginning of period                                                                    --
                                                                                                    ----------
   Outstanding at end of period                                                                        677,967
                                                                                                    ==========

*Date of public offering.

                See accompanying notes to financial statements.

Financial Statement Page 7

NOTES TO FINANCIAL STATEMENTS    SEPTEMBER 30, 1995 (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four diversified series, the Gradison-McDonald International Fund, the Gradison-McDonald Established Value Fund, the Gradison-McDonald Opportunity Value Fund and the Gradison-McDonald Growth & Income Fund (collectively, the "Funds"); each of which in effect represents a separate fund with its own investment policies. This Semiannual Report to Shareholders pertains only to the Gradison-McDonald International Fund (the "Fund"), the public offering of shares of which commenced on May 31, 1995.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - Listed equity securities are valued at the last sale price reported on national securities exchanges, or if there were no sales that day, the security is valued at the closing bid price. Unlisted securities and short-term obligations (and private placement securities) are generally valued at the prices provided by an independent pricing service. Portfolio securities and other assets for which market quotations are not readily available are valued at their fair value as determined by management of the Fund and approved in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less may be stated at amortized cost, which approximates value.

FOREIGN CURRENCY TRANSLATION - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FUTURES CONTRACTS - Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

Variation margin payments are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Open future contracts at September 30, 1995 were as follows:

                                                                                                      UNREALIZED
                                                                                          MARKET      APPRECIATION
      TYPE                                                         EXPIRATION COST        VALUE       (DEPRECIATION)
      Long      Australian All Ordinaries Index                       12/95  $80,485     $80,787      $302
                                                                                                      ====

Financial Statement Page 8

NOTES TO FINANCIAL STATEMENTS    SEPTEMBER 30, 1995 (UNAUDITED)

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES - It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the cost as shown on the Statement of Assets and Liabilities.

For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at September 30, 1995 was $114,655 and $241,417, respectively.

FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS - The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

Distributions to shareholders are recorded on the ex-dividend date. During the period ended September 30, 1995, the Fund made no distributions.


EXPENSES - Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

ORGANIZATION EXPENSES - Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets,
 .90% of the next $150 million, .80% of the next $250 million and .75% of net assets in excess of $500 million for acting as its investment adviser. McDonald has engaged Blairlogie Capital Management ("Blairlogie") as Portfolio Manager for the Fund pursuant to a Portfolio Management Agreement, and McDonald compensates Blairlogie from its advisory fee at the rate of .80% of the first $25 million of average daily net assets, .70% of the next $25 million, .60% of the next $50 million, .50% of the next $150 million, and .40% of assets in excess of $250 million. McDonald is to reimburse the Fund for the amount by which the Fund's aggregate expenses for a fiscal year, including the advisory fee but excluding interest, taxes and extraordinary expenses, exceed limits set by state securities regulations.

Financial Statement Page 9

NOTES TO FINANCIAL STATEMENTS    SEPTEMBER 30, 1995 (UNAUDITED)

The Agreement provides that McDonald bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $19.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .045% on the first $100 million, .03% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $60,000.

Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the Fund in any fiscal year exceed 2.00% of the average net assets of the Fund. This agreement is in effect until August 1, 1996 and is subject to termination by either party upon written notice subsequent to that date. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than 2.00%. For the period ended September 30, 1995, McDonald waived advisory fees of $12,857, transfer agency fees of $2,761, accounting services fees of $20,000, distribution expenses of $8,296 and $3,795 of other operating expenses.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for personal services to shareholders including shareholder liaison services such as responding to shareholder inquiries and providing information to customers about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments and (b) $500 for each Board of Trustees or committee meeting attended.


Financial Statement Page 10

NOTES TO FINANCIAL STATEMENTS    SEPTEMBER 30, 1995 (UNAUDITED)

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

For the period ended September 30, 1995, cost of purchases, excluding short-term securities, amounted to $9,515,317. There were no sales of securities for the period ended September 30, 1995.

NOTE 4 - PORTFOLIO COMPOSITION

The Fund invests in equity securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At September 30, 1995 the Portfolio was diversified within the following industries:

      Automotive                                  3.73%
      Banking                                    13.15
      Beverages and Tobacco                       1.32
      Building Materials                          3.29
      Broadcasting and Publishing                 1.33
      Chemicals                                   5.23
      Consumer Goods                              0.90
      Construction and Housing                    3.34
      Diversified Companies                       3.48
      Electronics                                 6.27
      Energy                                      3.01
      Financial Services                          3.22
      Food and Household Products                 1.79
      Forest Products and Paper                   1.88
      Health and Personal Care                    2.39
      Household Appliances and Durables           2.07
      Industrial Components                       0.20%
      Insurance                                   1.55
      Investment Companies                        1.60
      Machinery and Engineering                   3.39
      Materials and Commodities                   1.06
      Merchandising                               5.35
      Metals and Mining                           4.48
      Public Services                             1.17
      Real Estate                                 4.05
      Steel                                       5.18
      Telecommunications                          7.31
      Textiles and Apparel                        0.30
      Tourism                                     0.75
      Transportation                              2.79
      Utilities                                   4.22
      Wholesale Trade                             0.20
                                                ------
                                                100.00%
                                                ======



Financial Statement Page 11

                                INTERNATIONAL
                                     FUND


                             GRADISON-McDONALD











                     [Picture of desk with foreign money]









                        A COMMON STOCK FUND INVESTING
                        IN NON-UNITED STATES COMPANIES

                            FAMILY OF MUTUAL FUNDS


                                INTERNATIONAL

Growth and                                                      Established
Income                                                          Value




Opportunity                                                     Ohio Tax-Free
Value                                                           Income




Government                                                      Intermediate
Income                                                          Municipal




                                    Money
                                    Market

                                 [Picture of
                                  desk with
                                foreign money]


                      Whatever your goal or ASPIRATIONS.

               Whatever your objective.  One thing is certain.

                       An INVESTMENT made today brings

                you that much closer to meeting that OBJECTIVE

                          and reaching that GOAL...

               whether it's buying a house, starting a family,

                       SAVING for a college education,

                   or planning a retirement.  Hesitate and

                            time will pass you by.




                      Increasingly, MUTUAL FUNDS are the


                 PREFERRED VEHICLE for starting and building


                            an investment program.


                     And today, GRADISON-McDONALD is a


                        preferred name in mutual funds


                      for a growing number of investors.



                                                1-800-869-5999

                                INTERNATIONAL
                                     FUND



                 GRADISON-McDONALD INTERNATIONAL FUND SEEKS
                 TO PROVIDE GROWTH OF CAPITAL PRIMARILY
                 THROUGH INVESTMENTS IN THE STOCK OF
                 COMPANIES BASED OUTSIDE OF UNITED STATES.


                            A WORLD OF OPPORTUNITY

                 In 1970, the United States accounted for approximately two-thirds of the world stock market capitalization. Today, the U.S. accounts for only one-third. While investing solely in the United States made sense in 1970, following that same investment strategy today means excluding a world of opportunities.

                          WORLD STOCK CAPITALIZATION

                 1970                                    1994

             U.S.       66%                         U.S.       37%
             Non-U.S.   34%                         Non-U.S.   63%


             Source: Morgan Stanley Capital International

                       THE POTENTIAL FOR GREATER REWARD

                 Many international markets have historically delivered significantly higher returns than the domestic market. In fact, over the past twenty years, ten markets had higher returns than the United States.


             Source: Morgan Stanley Capital International. Perfomance is in U.S. Dollars. Investors cannot invest in these unmanaged indices. The returns shown above represent past performance and do not reflect the performance of the Gradison-McDonald International Fund. The returns shown above represent average returns over a long period of time. Returns for shorter periods of time differ and include negative returns. There is no assurance that further returns will be similar to these past returns.

                                                        Average
                                                      Annual Total
                                                        Returns
                                                     (20 years ending
                                                        12/31/94)
                  HONG KONG                              23.6%

                  NETHERLANDS                            20.0%

                  UNITED KINGDOM                         19.8%

                  SINGAPORE                              17.7%

                  JAPAN                                  17.4%

                  SWEDEN                                 16.9%

                  BELGIUM                                16.2%

                  SWITZERLAND                            15.4%

                  FRANCE                                 15.2%

                  AUSTRALIA                              14.4%

                  UNITED STATES                          14.1%



                    LOWER VELOCITY THROUGH DIVERSIFICATION

A portfolio concentrated in just one market is obviously at risk if that market declines. Investing a portion of a portfolio in a variety of different markets with varying market cycles may tend to reduce the volatility of a portfolio. The chart below illustrates the advantage of balancing a portfolio between U.S. and foreign equities. Over a fifteen year period ending on December 31, 1994, a hypothetical equity portfolio holding 30% international stocks had a lower level of volatility and greater return potential than a portfolio of 100% U.S. stocks.

                Description of Balancing Risk and Return Graph

The three horizonal axes are 14%, 15%, and 16%. The vertical axes are measures of standard deviation of 3 to 6 with the higher numbers representing higher volatility. The data points represent levels of total return and volitality of varying percentages of U.S. stocks and foreign stocks. The following are the approximate plot points:

       % U.S. stocks            Return          Volatility standard
       -------------            ------          -------------------
                                                Std. Deviation
                                                --------------

1-     100% U.S.                14.50%          4.50
2-     Less than above          14.75%          4.25
3-          "                   15.00%          4.125
4-         70%                  15.125%         4.00
5-     Less than above          15.25%          4.125
6-          "                   15.50%          4.25
7-          "                   15.50%          4.40
8-          "                   15.50%          4.60
9-          "                   15.40%          4.75
10-         "                   15.30%          5.10
11-    0%                       15.10%          5.40

Source: Lipper Analytical Services, Inc. The chart shows the risk/return profiles for equity portfolios with varying percentages of U.S. stocks, represented by the S&P 500, and international stocks represented by the Morgan Stanley Europe, Australia, and Far East Index ("EAFE") for the fifteen year period ending December 31, 1994. Both indices are unmanaged, assume reinvestment of dividends, and are not available as investments. The chart reflects past performance of the indices, does not predict future results, is for illustrative purposes only, and does not reflect the past or future performance of the Gradison-McDonald International Fund. The returns of indices do not reflect costs involved in investing in foreign securities. The fund's investment of up to 30% of its assets in emerging market securities may result in it being more volatile than the EAFE index.

                         STOCKS OF EMERGING ECONOMIES

Many of these emerging nations are marked by higher economic growth rates than those of more developed countries. The Gradison-McDonald International Fund works to take advantage of this growth potential by investing up to one-third of its assets in emerging markets.

                       RISKS OF INTERNATIONAL INVESTING

Of course, international investing, particularly investing in emerging markets, involves greater risks when compared to U.S. investing, such as political instability, economic uncertainties, high volatility, illiquidity, and currency fluctuation. The indices returns shown here represent past performance, do not reflect the Gradison-McDonald International Fund, and are no guarantee of future returns.

                  A MANAGEMENT TEAM SELECTED FOR EXPERIENCE

The Gradison-McDonald International Fund is managed by Scotland-based Blairlogie Capital Management. The firm's three founding partners have over 50 years of combined experience investing internationally. Blairlogie has made a substantial commitment to technology and uses research and information systems to actively monitor 44 international markets.


                            LOW MINIMUM INVESTMENT

The Gradison-McDonald International Fund has a low minimum initial investment of $1,000. Additional investments can be made for as little as $50.


                            DIVIDEND REINVESTMENT

You may choose to receive dividends in cash or elect to have them automatically reinvested in the Fund.


                                  EXCHANGES

You can move money from one Gradison-McDonald fund to another at any time. The Gradison-McDonald funds currently include:

Growth & Income Fund
Established Value Fund
Opportunity Value Fund
Ohio Tax-Free Income Fund
Intermediate Municipal Income Fund
Government Income Fund
U.S. Government Reserves

                                    ACCESS
                          [Picture of foreign money]
You can redeem shares on any business day at the closing net asset value.

                                A TRUSTED NAME


                             Gradison-McDonald

                    is headquartered in Cincinnati and has

                       managed mutual funds since 1976.

                    The parent company, McDonald & Company

                       Investments, was founded in 1924

                          and has been listed on the

                     New York Stock Exchange since 1983.

                        It operates a leading regional

                   investment advisory, investment banking,

                        and investment brokerage firm

                           with offices throughout

                         Ohio, Michigan and Indiana,

                   and in Atlanta, Boston, Dallas, Chicago,

                     Los Angeles, the New York City area

                             and Naples, Florida.



                                                        1-800-869-5999

                       [Picture of phone and envelopes]






                          To find out more about the

                             GRADISION-McDONALD

                              INTERNATIONAL FUND

                         or other funds in the family



                                     CALL


                                1-800-869-5999


                                   OR WRITE


                        Gradison-McDonald Mutual Funds

                              580 Walnut Street

                            Cincinnati, Ohio 45202



                              Gradison-McDonald

         You may obtain a prospectus containing complete information about the Fund from a Gradison-McDonald Mutual Funds representative or your Investment Consultant. Read it care-fully before investing. Upon redemption, the value of an investment in the Fund may be worth more or less than its cost. McDonald & Company Securities, Inc. --Distributor

PART C

OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)(1) Financial Highlights of the Gradison-McDonald International Fund ("GM-INT")for the period ending September 30, 1995 are included in the prospectus of that Fund.

         The following Financial Statements are included in the Prospectuses of the Gradison-McDonald Growth and Income Fund ("GM- GI"), the Gradison-McDonald Established Value Fund, and the Gradison-McDonald Opportunity Value Fund (collectively "GM-E/O") which are not affected by this Amendment:

          Financial Highlights.

  (a)(2) Financial Statements of GM-INT included in the Statement of Additional Information for GM-INT (Unaudited):

           Portfolio of Assets at September 30, 1995
           Statement of Net Assets and Liabilities at September 30, 1995 Statement of Operations for the fiscal period ended September 30,
            1995
           Statement of Changes in Net Assets for the fiscal period ended
            September 30, 1995.
           Notes to Financial Statements

The following Financial Statements are included in the Statement of Additional Information of the Gradison-McDonald Established Value Fund, and the Gradison-McDonald Opportunity Value Fund which are not affected by this
Amendment:

           Report of Independent Accountant
           Statement of Net Assets at March 31, 1995
           Statement of Operations for the fiscal period ended March 31, 1995 Statement of Changes in Net Assets for the fiscal period ended March
            31, 1995
           Notes to Financial Statements

The following Financial Statements are included in the Statement of Additional Information of the Gradison-McDonald Growth and Income Fund ("GM-GI") which are not affected by this Amendment:

           Report of Independent Accountant
           Portfolio of Investments at March 31, 1995

           Statement of Assets and Liabilities at March 31, 1995
           Statement of Operations for the fiscal period ended March 31, 1995 Statement of Changes in Net Assets for the fiscal period ended March
            31, 1995
           Notes to Financial Statements

  (b)Exhibits

   (1)(a)  First Amended Declaration of Trust.*
   (1)(b)  Amendment dated October 4, 1991 to Registrant's Declaration of Trust
                (Amending Paragraph 2.6).+
   (1)(c)  Amendments dated May 25, 1995, to First Amended Declaration of
                Trust.++
   (2)(a)  Registrant's By-Laws.**
   (2)(b)  Amendment to Registrant's By-Laws dated July 16, 1991 (Amending
                Section 3.1).+
   (3)     None.
   (4)(a)  Form of certificate of share of beneficial interest of GM-E/O.*
   (5)(a)  Investment Advisory Agreement (GM-E/O) dated October 4, 1991. +
   (5)(b)  Amendments to Investment Advisory Agreements of GM-E/O dated June 1,
                1995.++
   (5)(c)  Investment Advisory Agreement of GM-E/O dated May 25, 1995.++
   (5)(d)  Investment Advisory Agreement of GM-INT dated June 1, 1995.++
   (5)(e)  Sub-Advisory Agreement of GM-INT dated May 25, 1995.++
   (6)     None.
   (7)     None.
   (8)     Custodian Agreement (GM-E/O).*
   (8)(a)  Custodian Agreement of GM-GI.++
   (8)(b)  Custodian Agreement of GM-INT with Chase Manhattan Bank.++
   (8)(c)  Account Agreement with Star Bank (GM-INT).++
   (9)(a)  Transfer Agency Accounting Services Agreement (GM-E/O) dated June 1,
                1995.++
   (9)(b)  Transfer Agency Accounting Services Agreement (GM-GI) dated February
                28, 1995.++
   (9)(c)  Transfer Agency Accounting Services Agreement (GM-INT) dated June 1,
                1995.++
  (10)     Opinion of Counsel is filed yearly with Registrant's Rule 24f-2
                Notice and was most recently filed on May 25, 1995.
  (11)     None.
  (12)     None.
  (14)     Documents used in establishment of individual retirement accounts in conjunction with shares of Registrant.****
  (15)(a)  Distribution Plan of GM-E/O, as amended October 31, 1994.***
  (15)(b)  Distribution Agreements dated June 1, 1995 of GM-E/O.++
  (15)(c)  Distribution Agreement of GM-GI dated February 28, 1995.++
  (15)(d)  Distribution Agreement of GM-INT dated June 1, 1995.++
  (16)(a)  Schedule of Total Return Computations.+
  (18)     Powers of Attorney of Bradley E. Turner, Daniel Castellini, and
                Donald E. Weston.***
  (18)(a)  Powers of Attorney of Patricia Jamieson, Theodore Emmerich, Jerome
                Schnee, Richard Rankin, and Julian Ball.++

* Incorporated by reference to Exhibits 1,4, and 8 to Registrant's Form N-1 Registration Statement No. 2-84169 previously filed with the Securities and Exchange Commission on August 9, 1983.

+   Incorporated by reference to Exhibits 1(b),2(b) 5, 15(b) and 16(a)to
Registrant's Form N-1A Registration Statement No. 2-84169 previously filed with the Securities and Exchange Commission on June 1, 1992.

** Incorporated by reference to Exhibit 2(b) to Registrant's Form N-1 Registration Statement No. 2-84169 previously filed with the Securities and Exchange Commission on June 2, 1983

**** Incorporated by reference to Exhibit 14 to Registrant's Form N-1A Registration Statement No. 2-84169 previously filed with the Securities and Exchange Commission on June 20, 1986.

*** Incorporated by reference to Exhibits 15(a) and 18 to Registrant's Form N-1A Registration Statement No. 2-84169 previously filed with the Securities and Exchange Commission on November 23, 1994.

++ Incorporated by reference to Exhibits 1(c), 5(b), 5(c), 5(d), 5(e),8(a), 8(b), 8(c), 9(a), 9(b). 9(c), 15(b), 15(c), 15(d), and 18(a) to Registrant's
Form N-1A Registration Statement No. 2-84169 previously filed with the Securities and Exchange Commission on July 27, 1995.

Item 26.        NUMBER OF HOLDERS OF SECURITIES

                                                         Number of
                                                      Record Holders
                                                           as of
            Title of Class                            November 15, 1995
 Shares of beneficial interest, without par
 value of:

Gradison-McDonald Established Value Fund                 13,316
Gradison-McDonald Opportunity Value Fund                  5,932
Gradison-McDonald Growth and Income Fund                    610
Gradison-McDonald International Fund                        735

Item 28.        I- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Reference is made to the captions "Management of the Fund" on page 13 of the Prospectus of GMINT that is part of Part A of this Registration Statement, "Trustees and Officers of the Trust" on page 38 of the Statement of Additional Information of GM-INT that is part of Part B of this Registration Statement and to Item 29(b) of this Part C of the Registration Statement.

          II- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT SUB-ADVISER OF GRADISON-MCDONALD INTERNATIONAL FUND

The address of Blairlogie Capital Management, Limited is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland.

Name                 Position with                Other Affiliations
                     Investment Sub-Adviser
Gavin R. Dobson      Chief Executive Officer      Director, Blairlogie
                                                   Holdings Limited
                                                   (U.K.)

James G.S. Smith     Chief Investment             Director, Blairlogie
                      Officer                      Holdings Limited
                                                   (U.K.)

John R.W. Stevens     Chief Financial             Director, Blairlogie
                       Officer                     Holdings Limited
                                                   (U.K.)

Item 29.        PRINCIPAL UNDERWRITERS

  (a)     The principal underwriter of the Registrant is McDonald & Company

Securities, Inc., which also serves as the principal underwriter and investment adviser for Gradison-McDonald Cash Reserves Trust, Gradison- McDonald Municipal Trust and Gradison Custodian Trust.

  (b) Information pertaining to its directors and officers is contained in the following table.

                                                                              Positions
                         Positions                Business                    With
Name                     With Underwriter         Address                     Registrant

Daniel F. Austin         Director, Vice           800 Superior Avenue         None
                         Chairman                 Cleveland Ohio 44114

Jack N. Aydin            Director, Managing       One Evertrust Plaza         None
                         Director                 Jersey City, NJ  07302

Eugene H. Bosart, III    Director, Managing       260 East Brown Street       None
                         Director                 Birmingham, MI  48009

Thomas G. Clevidence     Director, Managing       800 Superior Avenue         None
                         Director                 Cleveland, OH 44114

Robert Clutterbuck       Director, President,     800 Superior Avenue         None
                         Chief Operating,         Cleveland, OH  44114
                         Officer, Chief
                         Financial Officer

Dennis J. Donnelly       Director, Senior         800 Superior Avenue         None
                         Managing Director        Cleveland, OH  44114

David W. Ellis, III      Director, and Sr.        580 Walnut Street           None
                         Vice President           Cincinnati, OH  45202
                         (Gradison Division)

David W. Knall           Director, Managing       One American Square         None
                         Director                 Indianapolis, IN  46282

Thomas M. McDonald       Director, Managing       800 Superior Avenue         None
                         Director,                Cleveland, OH  44114

John F. O'Brien          Director, Senior         800 Superior Avenue         None
                         Managing Director        Cleveland, OH  44114

Thomas M. O'Donnell      Director                 800 Superior Avenue         None
                                                  Cleveland, OH  44114

Lawrence T. Oakar        Director and             800 Superior Avenue         None
                         Sr. Vice President       Cleveland, OH  44114

James C. Redinger     Director, Senior      800 Superior Avenue     None
                      Managing Director     Cleveland, OH  44114

William Summers, Jr.  Director, Chairman    800 Superior Avenue     None
                      Chief Executive       Cleveland, OH  44114
                      Officer

David D. Sutcliffe    Director, Sr. Vice    800 Superior Avenue     None
                      President             Cleveland, OH 44114

Francis S. Tobias     Director, Managing    800 Superior Avenue     None
                      Director              Cleveland, OH  44114

Donald E. Weston      Chairman              580 Walnut Street       Trustee
                      Gradison Div.         Cincinnati, OH.45202    and Chairman


Item 30.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31(a) thereunder are maintained at the offices of the Registrant, 580 Walnut Street, Cincinnati, Ohio 45202, except as indicated below opposite the applicable reference to the aforesaid Rules.

             Rule                             In Possession of:
             ----                             ----------------
31a-1(b)(1), 31a-1(b)(2)(i)(a)-(f),   Star Bank, N.A., Star Bank Center
31a-1(b)(2)(ii), 31a-1(b)(5) and      Cincinnati, Ohio 45202 for GM-E/O
31a-1(b)(8)                           and the Fund and Chase Manhattan
                                      Bank, N.A. Chase Metro Tech
                                      Center, Brooklyn New York, 11245,
                                      for the Gradison-McDonald
                                      International Fund.


Item 31.  MANAGEMENT SERVICES

         Not applicable.


Item 32.  UNDERTAKINGS

         The Registrant hereby undertakes to file a post-effective amendment with respect to the Gradison-McDonald International Fund series, using reasonable current financial statements, which need not be audited, within four to six months from the effective dated of this Amendment.

         The Registrant hereby undertakes to provide, without cost, a copy of its most recent annual report upon request.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 19th day of November 1995.


                                        GRADISON GROWTH TRUST
                                             (Registrant)


                                        By  /s/ BRADLEY E. TURNER.*
                                            -----------------------------
                                            Bradley E. Turner President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Registrant hereby certifies that this Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph
(b) of Rule 485.

         Signature                Title                              Date
         ---------                -----                              ----
  */s/ DONALD E. WESTON        Chairman of the Board          November 19, 1995
                               (Principal Executive Officer)

  */s/ BRADLEY E. TURNER       President                               "

  */s/ PATRICIA JAMIESON       Treasurer                               "
                               (Principal Financial and
                               Accounting Officer)

  */s/ THEODORE EMMERICH       Trustee                                 "

  */s/ JEROME SCHNEE           Trustee                                 "

  */s/ DANIEL J. CASTELLINI    Trustee                                 "

  */s/ RICHARD RANKIN          Trustee                                 "


*By: /s/ Richard M. Wachterman
     ---------------------------------------
     Richard M. Wachterman, Attorney-in-fact


                                       S-1